                                            ------------------------------------
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                                            hours per response. . . . . . . 5.0
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

 Investment Company Act file number 811-3462
                                    ---------------------------

                              The Flex-funds Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                    6125 Memorial Drive Dublin, OH              43017
--------------------------------------------------------------------------------
               (Address of principal executive offices)       (Zip code)

                                 Bruce McKibben
                            c/o The Flex-funds Trust
                              6125 Memorial Drive
                                Dublin, OH 43017
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-325-3539
                                                    ----------------------------

Date of fiscal year end:  December 31, 2003
                          ------------------------------------------------------

Date of reporting period: December 31, 2003
                          ------------------------------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Flex-funds

    The Muirfield Fund(R)
    The Dynamic Growth Fund
    The Aggressive Growth Fund
    The Total Return Utilities Fund
    The Highlands Growth Fund(R)
    The U.S. Government Bond Fund
    The Money Market Fund

    2003 Annual Report

    December 31, 2003

                                   [PICTURE]

                                     The Flex-funds
                                     Managed by Meeder Asset Management, Inc.
                                     6125 Memorial Drive, Dublin Ohio, 43017
                                     Call Toll Free 800-325-3539 | 614-760-2159
                                     Fax: 614-766-6669 | www.flexfunds.com
                                     Email: flexfunds@meederfinancial.com

The Flex-funds

         2003 Annual Report
         Table of Contents
         Letter to Shareholders ...........................................    2

         The Aggressive Growth Fund .......................................    4

         The Dynamic Growth Fund ..........................................    6

         The Muirfield Fund ...............................................    8

         The Highlands Growth Fund ........................................   10

         The Total Return Utilities Fund ..................................   12

         The U.S. Government Bond Fund ....................................   14

         The Money Market Fund ............................................   16

         Portfolio Holdings & Financial Statements ........................   19

2003 Annual Report | December 31, 2003                                         1

The Flex-funds

[PHOTO OF Robert S. Meeder, President]

Letter to Shareholders

The 4th Quarter of 2003 wrapped up a good year for the stock market, with the major equity indices finishing the year in positive territory for the first time in four years. The S&P 500 climbed over 12% in the 4th Quarter, for a total annual return of 28% for 2003. The favorable environment for stocks spread overseas as well, as the MSCI EAFE Index (excluding U.S. stocks) also experienced a double-digit return last year.

Conditions in the bond market throughout 2003 were quite volatile. The rate on the benchmark 10-year Treasury note began the year at 3.83%, fell to 3.13% by June, then began a precipitous rise through the summer months that culminated at 4.61% by September 2nd. 10-year rates came down somewhat from their peak in the final months of 2003 but still finished the year at 4.25%, which was higher than they were on January 1st. The rise in long-term interest rates took their toll on annual bond returns. For the year, the Lehman Brothers Intermediate-Term U.S. Treasury Index had a total return of just 2%.

The Federal Reserve lowered the Fed funds target rate to 1.0% in June, where it stayed through the remainder of the year. More importantly, the Fed gave indications that it intends to keep short-term rates low for a "considerable period." Due to the continued low short-term interest rate environment, the average money market fund posted a remarkably low 12-month yield of just under 0.5% in 2003.

4th Quarter Investment Overview

Positive economic news bolstered investor confidence during the 4th Quarter, as many indicators pointed toward further improvement in the U.S. economy. The economy grew at a pace of 8.2% in the 3rd Quarter, which was the fastest rate of growth since 1984. The tandem forces of highly stimulative fiscal policies (increased government spending, lower taxes) and monetary policies (continued low interest rates) had a significant impact on this surge in growth. Consumer attitudes improved as well, as the Conference Board's Consumer Confidence Index reached its highest point of the year this past quarter. Productivity gains also broke a 20-year record, clocking in at a quarterly rate of 8.6% in the 3rd Quarter. The jobless rate fell slightly and the number of new jobs created rose to some extent over the course of the quarter. But improvement in employment remained the one piece that has been missing to complete the economic recovery picture. It is important to note that unemployment is typically a lagging indicator -- companies often wait to add workers until demand for their goods and services is growing. But with significant strides in productivity being made, an upturn in employment may lag improvement in the overall economy more than usual this time.

The decline of the U.S. dollar has also impacted investors, as the greenback has fallen dramatically in value relative to other currencies over the last two years. A falling dollar has both positive and negative consequences for the economy and the investment markets. A weaker dollar would stimulate demand for U.S.-manufactured goods both at home and abroad in the short-term, and go a long way toward correcting the widening U.S. trade deficit in the long run. Both results should aid U.S. companies, the economy, and the financial markets as a whole. However, a falling dollar could also lead to a higher inflationary environment as raw material prices climb higher. Also, foreign investors may shun U.S. financial markets and reduce demand for U.S.-denominated assets such as Treasury securities. Both instances may lead to higher interest rates and a weaker stock

2                                         2003 Annual Report | December 31, 2003

The Flex-funds

market. Meanwhile, as the dollar has weakened, gold has appreciated in value, breaking through the $400 per ounce barrier for the first time since early 1996. Inflation fears, war anxiety, a reduction in central bank selling, and increased investor demand have all contributed to the rally in precious metals.

Looking Ahead to 2004

Investors are optimistic at the beginning of 2004 for a continuation of the strong returns they have seen in the stock market over the last nine months. One only has to make note of the upbeat mood of many on Wall Street as the Dow Jones Industrial Average crossed the 10,000 mark in December, a feat last accomplished way back when in 2002. In addition, many indices in the mid- and small-cap arena have surpassed their prior peaks of 2002 and are at or near all-time highs. However, after such a sustained uptrend in the stock market - the longest uptrend we have seen in a number of years - it would not be surprising if the stock market pauses in the near future to absorb some of its recent gains.

This optimism may be a sign that investors have once again let their emotions get ahead of prudent and sound decision making. But as the market rallies strongly from periodic lows, investors are well-advised to keep in mind that investor sentiment is often a contrarian indicator: investors tend to feel most bullish at market peaks and most bearish at market lows. This current cyclical bull market represents one of those periods where investors can achieve above average returns within the longer-term market cycle. We will continue to evaluate the changing conditions in the financial markets, and seek to position shareholder assets to garner the best possible return within the investment strategies of the various funds.

Sincerely,

/s/ Robert S. Meeder
Robert S. Meeder
President
January 31, 2004

2003 Annual Report | December 31, 2003                                         3

The Flex-funds

The Aggressive Growth Fund


--------------------------------------------------------------------------------------------------
Performance Perspective

Average Annual Total Returns                        1                   5                    Since
as of December 31, 2003                          year               years                Inception
--------------------------------------------------------------------------------------------------
The Aggressive Growth Fund                     38.83%                  --               -10.04%/1/
--------------------------------------------------------------------------------------------------
Meeder Asset Management, Inc.
Aggressive Growth Accounts Composite/4/        39.15%               8.39%                13.81%/2/
--------------------------------------------------------------------------------------------------
Average Aggressive Growth Fund/5/              35.90%               2.36%               -12.30%/3/
--------------------------------------------------------------------------------------------------
Nasdaq Composite Index/6/                      50.01%              -1.79%               -19.61%/3/
--------------------------------------------------------------------------------------------------

/1/  Inception Date: 2/29/00.

/2/  Inception Date: 12/31/94.

/3/  Average annual total return from 2/29/00 to 12/31/03.

Source for index and average fund data: Morningstar, Inc.

--------------------------------------------------------------------------------
Annual Market Perspective

[PHOTO OF Robert M. Wagner]
Robert M. Wagner,
CFA
Portfolio Manager

For the year ended December 31, 2003, The Flex-funds Aggressive Growth Fund returned 38.83%. The Fund outperformed the average aggressive growth fund, which returned 35.90% for the year, according to Morningstar, Inc.

To begin 2003, The Fund targeted large-cap value funds and funds closely correlated to the Nasdaq 100 Index. Early in the year, evidence began to emerge that large-cap value was losing ground while small- and mid-cap growth stocks were gaining relative strength. We adjusted the Fund's portfolio in the 1st Quarter to reduce exposure to large-cap value and eliminated our large-cap blend holdings. At that time, we added funds targeting small- and mid-cap growth. We also added a small position in precious metals in the 1st Quarter.

The rally that began from the March lows was led by small-cap, mid-cap and technology stocks - three areas of the market that we targeted from the 2nd Quarter through the end of the year. Our overweighted positions in these areas helped our performance for the year. Meanwhile, as large-cap value began to lose relative strength, we gradually decreased our exposure until completely eliminating it in August, and added to our small-cap position. In addition, we increased our precious metals exposure, as this sector gained relative strength in the wake of the declining U.S. dollar.

In the closing weeks of 2003, signs of a possible change in market leadership began to emerge: from small-cap to large and from growth to value. We will monitor the development of this potential change, and adjust the Fund as dictated by our investment discipline.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended December 31, 2003, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Aggressive Growth Fund during the periods shown above.

/4/ The returns for the Meeder Asset Management, Inc. Aggressive Growth Accounts represent a composite of the private accounts managed by Meeder Asset Management, Inc., manager of The Flex-funds, which employ a similar investment strategy to The Aggressive Growth Fund. We have included the returns of these privately-managed accounts to present the long-term performance of the investment strategies employed by The Aggressive Growth Fund. Please refer to the disclosure on page 18 for a description of what these returns represent and what they do not represent.

/5/ An index of funds such as Morningstar's Average Aggressive Growth Mutual Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

/6/ The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market and Small Cap stocks. The Nasdaq Composite Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

4                                         2003 Annual Report | December 31, 2003

The Flex-funds

--------------------------------------------------------------------------------
Portfolio Holdings as of December 31, 2003

[PIECHART]
                                                         % of Total
                                                         Net Assets

     1) Federated Kaufmann Small Cap Fund - Class A             15%
     2) Fidelity Advisor Value Strategies Fund                  15%
     3) Federated Kaufmann Fund - Class A                       14%
     4) Rydex Series Precious Metals Fund                       13%
     5) PBHG Technology & Communications Fund                   12%
     6) PBHG Emerging Growth Fund                                4%
     7) Nasdaq 100 Futures                                      24%
     8) U.S. Government Obligations                              3%

     Portfolio holdings are subject to change.

--------------------------------------------------------------------------------
Results of a $10,000 Investment

Date       Aggressive Growth Fund  Avg Aggressive Growth  Nasdaq Composite Index
02/29/2000        $10,000              $ 10,000             $ 10,000
03/31/2000        $ 9,140              $  9,737             $  9,782
04/30/2000        $ 8,030              $  8,228             $  8,856
05/31/2000        $ 7,720              $  7,249             $  8,181
06/30/2000        $ 7,960              $  8,453             $  9,172
07/31/2000        $ 7,900              $  8,028             $  8,854
08/31/2000        $ 8,610              $  8,964             $  9,818
09/30/2000        $ 8,320              $  7,835             $  9,354
10/31/2000        $ 8,000              $  7,189             $  8,733
11/30/2000        $ 7,350              $  5,542             $  7,318
12/31/2000        $ 7,876              $  5,271             $  7,648
01/31/2001        $ 7,996              $  5,915             $  7,874
02/28/2001        $ 7,355              $  4,596             $  6,778
03/31/2001        $ 6,834              $  3,934             $  6,102
04/30/2001        $ 7,415              $  4,524             $  6,800
05/31/2001        $ 7,465              $  4,512             $  6,829
06/30/2001        $ 7,145              $  4,619             $  6,764
07/31/2001        $ 6,954              $  4,334             $  6,429
08/31/2001        $ 6,553              $  3,862             $  5,978
09/30/2001        $ 5,792              $  3,209             $  5,190
10/31/2001        $ 6,002              $  3,619             $  5,506
11/30/2001        $ 6,483              $  4,133             $  5,956
12/31/2001        $ 6,534              $  4,176             $  6,135
01/31/2002        $ 6,303              $  4,141             $  5,977
02/28/2002        $ 5,953              $  3,710             $  5,671
03/31/2002        $ 6,303              $  3,954             $  5,999
04/30/2002        $ 6,243              $  3,618             $  5,749
05/31/2002        $ 6,223              $  3,463             $  5,593
06/30/2002        $ 5,752              $  3,136             $  5,128
07/31/2002        $ 5,081              $  2,847             $  4,609
08/31/2002        $ 5,171              $  2,818             $  4,589
09/30/2002        $ 4,850              $  2,514             $  4,253
10/31/2002        $ 4,870              $  2,852             $  4,494
11/30/2002        $ 5,241              $  3,172             $  4,750
12/31/2002        $ 4,800              $  2,865             $  4,448
01/31/2003        $ 4,710              $  2,833             $  4,373
02/28/2003        $ 4,580              $  2,869             $  4,296
03/31/2003        $ 4,590              $  2,877             $  4,364
04/30/2003        $ 4,930              $  3,141             $  4,690
05/31/2003        $ 5,291              $  3,423             $  5,050
06/30/2003        $ 5,421              $  3,481             $  5,146
07/31/2003        $ 5,612              $  3,722             $  5,338
08/31/2003        $ 5,973              $  3,883             $  5,542
09/30/2003        $ 5,882              $  3,833             $  5,431
10/31/2003        $ 6,373              $  4,145             $  5,824
11/30/2003        $ 6,594              $  4,205             $  5,940
12/31/2003        $ 6,664              $  4,298             $  6,047

The graph compares The Aggressive Growth Fund's shares to its broad-based index, the Nasdaq Composite Index, and to the average aggressive growth fund. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from February 29, 2000 to December 31, 2003.

It is important to understand the differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. A market index such as the Nasdaq Composite Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar Average Aggressive Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of the indices referred to on this page, please refer to Page 4. Past performance does not guarantee future results. The graph and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2003 Annual Report | December 31, 2003                                         5

The Flex-funds

The Dynamic Growth Fund

---------------------------------------------------------------------------------------------
Performance Perspective

Average Annual Total Returns                                      1           5         Since
as of December 31, 2003                                        year       years     Inception
---------------------------------------------------------------------------------------------
The Dynamic Growth Fund                                      37.46%          --     -6.32%/1/
---------------------------------------------------------------------------------------------
Meeder Asset Management, Inc. Growth Accounts Composite/4/   38.60%       6.80%     13.34%/2/
---------------------------------------------------------------------------------------------
Average Growth Fund/5/                                       31.05%       1.41%     -4.52%/3/
---------------------------------------------------------------------------------------------
S&P 500 Index/6/                                             28.67%      -0.57%     -3.77%/3/
---------------------------------------------------------------------------------------------

/1/  Inception Date: 2/29/00.

/2/  Inception Date: 12/31/94.

/3/  Average annual total return from 2/29/00 to 12/31/03.

Source for index and average fund data: Morningstar, Inc.

--------------------------------------------------------------------------------
Annual Market Perspective

[PHOTO OF Robert M. Wagner]
Robert M. Wagner,
CFA
Portfolio Manager

The Flex-funds Dynamic Growth Fund outperformed its peer group in 2003 with an annual return of 37.46%, compared with the 31.05% annual return of the average growth fund, according to Morningstar, Inc.

As the year began, the Fund targeted large-cap funds with an emphasis on value and funds closely correlated to the Nasdaq 100 Index. These areas of the stock market had shown relative strength from the October 2002 bottom, but this strength began to shift early in the year. Meanwhile small- and mid-cap stocks and growth stocks began to develop strength relative to the broad-based S&P 500 Index.

As evidence gathered that a change in market leadership was in fact occurring, we reduced our large-cap value exposure and eliminated our large-cap blend positions. We then began to emphasize small- and mid-cap funds and growth-oriented funds targeting the Nasdaq 100 Index. This change aided the performance of the Fund in the rally that commenced following the market lows of March 2003.

We continued to decrease our exposure to large-cap value throughout the 2nd and 3rd Quarters until completely eliminating our holdings in August. At that time, we increased our weighting to small-cap funds and added small exposure to the precious metals sector, which was gaining relative strength due to the decline of the U.S. dollar.

As the year came to a close, large-cap stocks began to come on strong, outperforming their small-cap brethren in the month of December. Despite these early signs of a possible change in market leadership, there was not enough evidence in our discipline to mandate a change in portfolio exposure. We will be watching the development of this transition in the early months of 2004, and make any changes to the Fund as dictated by our discipline.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2003, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Dynamic Growth Fund during the periods shown above.

/4/ The returns for the Meeder Asset Management, Inc. Growth Accounts represent a composite of the private accounts managed by Meeder Asset Management, Inc., manager of The Flex-funds, which employ a similar investment strategy to The Dynamic Growth Fund, and are net of investment advisory fees. We have included the returns of these privately-managed accounts to present the long-term performance of the investment strategies employed by The Dynamic Growth Fund. Please refer to the disclosure on page 18 for a description of what these returns represent and what they do not represent.

/5/ An index of funds such as Morningstar's Average Growth Mutual Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

/6/ The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

6                                         2003 Annual Report | December 31, 2003

The Flex-funds

Portfolio Holdings as of December 31, 2003

                                                                     % of Total
                                                                     Net Assets

                   1) Fidelity Advisor Value Strategies Fund                21%
                   2) Federated Kaufmann Fund - Class A                     20%
                   3) AIM Opportunities Fund - Class A                      18%
   [PIE CHART]     4) Federated Kaufmann Small Cap Fund - Class A           11%
                   5) Rydex Series Precious Metals Fund                      9%
                   6) PBHG Emerging Growth Fund                              5%
                   7) Nasdaq 100 Futures                                    14%
                   8) U.S. Government Obligations                            2%

                   Portfolio holdings are subject to change.

Results of a $10,000 Investment

Date             Dynamic Growth
                 Fund                S&P 500 Index    Avg Growth Fund
     02/29/00     $ 10,000             $ 10,000             $ 10,000
     03/31/00     $  9,740             $ 10,978             $ 10,512
     04/30/00     $  8,610             $ 10,648             $ 10,045
     05/31/00     $  8,310             $ 10,430             $  9,692
     06/30/00     $  8,580             $ 10,687             $ 10,201
     07/31/00     $  8,590             $ 10,520             $ 10,043
     08/31/00     $  9,340             $ 11,173             $ 10,880
     09/30/00     $  9,100             $ 10,585             $ 10,462
     10/31/00     $  8,779             $ 10,540             $ 10,181
     11/30/00     $  8,018             $  9,711             $  9,157
     12/31/00     $  8,646             $  9,758             $  9,504
     01/31/01     $  8,656             $ 10,104             $  9,755
     02/28/01     $  8,179             $  9,184             $  8,831
     03/31/01     $  7,723             $  8,602             $  8,176
     04/30/01     $  8,220             $  9,270             $  8,896
     05/31/01     $  8,342             $  9,332             $  8,954
     06/30/01     $  8,017             $  9,106             $  8,814
     07/31/01     $  7,905             $  9,016             $  8,587
     08/31/01     $  7,510             $  8,453             $  8,097
     09/30/01     $  6,799             $  7,771             $  7,249
     10/31/01     $  6,901             $  7,919             $  7,522
     11/30/01     $  7,368             $  8,526             $  8,108
     12/31/01     $  7,481             $  8,601             $  8,296
     01/31/02     $  7,288             $  8,476             $  8,142
     02/28/02     $  7,014             $  8,313             $  7,910
     03/31/02     $  7,400             $  8,626             $  8,294
     04/30/02     $  7,309             $  8,103             $  7,956
     05/31/02     $  7,278             $  8,044             $  7,822
     06/30/02     $  6,700             $  7,471             $  7,242
     07/31/02     $  5,979             $  6,889             $  6,609
     08/31/02     $  6,141             $  6,935             $  6,629
     09/30/02     $  5,796             $  6,186             $  6,045
     10/31/02     $  5,745             $  6,729             $  6,426
     11/30/02     $  6,162             $  7,125             $  6,794
     12/31/02     $  5,664             $  6,707             $  6,409
     01/31/03     $  5,563             $  6,532             $  6,274
     02/28/03     $  5,451             $  6,434             $  6,168
     03/31/03     $  5,492             $  6,496             $  6,225
     04/30/03     $  5,918             $  7,031             $  6,689
     05/31/03     $  6,283             $  7,401             $  7,131
     06/30/03     $  6,415             $  7,495             $  7,221
     07/31/03     $  6,659             $  7,628             $  7,413
     08/31/03     $  7,014             $  7,776             $  7,639
     09/30/03     $  6,913             $  7,694             $  7,516
     10/31/03     $  7,451             $  8,129             $  7,988
     11/30/03     $  7,704             $  8,201             $  8,118
     12/31/03     $  7,786             $  8,631             $  8,375

The graph compares The Dynamic Growth Fund's shares to its broad-based index, the S&P 500 Index, and to the average growth fund. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from February 29, 2000 to December 31, 2003.

It is important to understand the differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. A market index such as the S&P 500 Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. For a description of the indices referred to on this page, please refer to Page 6. Past performance does not guarantee future results. The graph and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2003 Annual Report | December 31, 2003                                         7

The Flex-funds

The Muirfield Fund

Performance Perspective
Average Annual Total Returns             1         5         10           Since
as of December 31, 2003               year     years      years       Inception
-------------------------------------------------------------------------------
The Muirfield Fund                  27.39%    -0.60%      7.38%        9.04%/1/
-------------------------------------------------------------------------------
S&P 500 Index/3/                    28.67%    -0.57%     11.06%       12.11%/2/
-------------------------------------------------------------------------------
Average Asset Allocation Fund/4/    21.10%     2.93%      7.98%        9.26%/2/
-------------------------------------------------------------------------------
/1/  Inception Date: 8/10/88.

/2/  Average annual total return from 8/1/88 to 12/31/03.

Source for index and average fund data: Morningstar, Inc.
--------------------------------------------------------------------------------

Annual Market Perspective

[PHOTO OF ROBERT S. MEEDER, Sr]
Robert S. Meeder, Sr.
Portfolio Manager

[PHOTO OF KEVIN J. KRANZ]
Kevin J. Kranz
Asst. Portfolio Manager

According to Morningstar, The Muirfield Fund outperformed its peer group for the year with a total annual return of 27.39%, compared with a 21.10% annual return for the Average Asset Allocation Fund.

In the 1st Quarter, we adopted a defensive position as market trends weakened in advance of the build-up to the war in Iraq. Once the war commenced and the uncertainty regarding its outcome began to decrease, market trends improved dramatically and we adopted a fully invested equity position, which we maintained for the rest of the year. The Fund's overweighted position in mid- and small-cap stocks performed well throughout the rally, as did our emphasis on technology and stocks closely correlated to the Nasdaq 100 Index. Value-oriented stocks in the basic materials and energy sectors have led the recent strength in large-cap stocks. We are watching for further strength in these areas early in 2004 for possible inclusion in the Fund's portfolio.

In the first two weeks of 2003, the market advanced until January 14th, which proved to be an intermediate top in the market. Breadth deteriorated, and in March the major indices retested their July and October 2002 lows. At the end of the 1st Quarter, our Defensive Investing discipline was indicating a low risk market entry. The rising zigzag market that followed has continued for nine months. In our 2nd Quarter commentary, after a three-month return of 14.33% for The Muirfield Fund, we addressed the continuation of the "bull market phase" in the equity market. The market paused in July amid overbought indicators and profit taking, but breadth held strong. From early August through the end of November, all major indices advanced to greater recovery highs, once again led by strong internal breadth. In December, the market leaders (the Nasdaq Composite and Russell 2000 indices) traded in a sideways pattern, while the Dow Jones Industrial Average and S&P 500 Index played catch up. Again breadth among the large cap indices led the way.

The market continues to advance with broad participation, and many stocks are hitting new 52-week highs on strong volume. Markets do not go in the same direction forever. Each day that the market advances without pausing or correcting increases the probability of a larger correction. This probability continues to grow as more internal indicators of the market advance to higher levels. Investors chase the good returns, which attracts more investors. At some point, this too will cease. The next logical direction for the equity market is down, but until breadth and other internal indicators weaken our Defensive Investing discipline should continue to signal a positive risk/reward relationship in the equity market as compared to the bond or money markets.

Market cross currents such as these are difficult to steer through, but it also creates an environment that is ideally suited for our Defensive Investing discipline. Make the most of the new year, and rest assured that we will continue to monitor the health of the market and adhere to our discipline as market conditions dictate.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2003, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Muirfield Fund during the periods shown above.

/3/ The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.
/4/ An index of funds such as Morningstar's Average Asset Allocation Mutual Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

8                                         2003 Annual Report | December 31, 2003

The Flex-funds

--------------------------------------------------------------------------------
Portfolio Holdings as of December 31, 2003

[PIE CHART]

                                                    % of Total
                                                    Net Assets
        1) Federated Kaufmann Fund - Class A               33%
        2) Fidelity Capital Appreciation Fund              31%
        3) PBHG Mid-Cap Fund                               13%
        4) Heartland Value Fund                            12%
        5) AIM Mid Cap Core Equity Fund                    10%
        6) S&P 500 Futures                                  1%

        Portfolio holdings are subject to change.

--------------------------------------------------------------------------------
Results of a $10,000 Investment

Date          The Muirfield Fund      Avg Asset Allocation Fund
08/10/1988               $ 10,000                 $ 10,000
08/31/1988               $ 10,080                 $  9,875
09/30/1988               $ 10,420                 $ 10,149
10/31/1988               $ 10,620                 $ 10,245
11/30/1988               $ 10,600                 $ 10,118
12/31/1988               $ 10,620                 $ 10,265
01/31/1989               $ 10,672                 $ 10,597
02/28/1989               $ 10,486                 $ 10,511
03/31/1989               $ 10,693                 $ 10,647
04/30/1989               $ 11,149                 $ 10,887
05/31/1989               $ 11,542                 $ 11,164
06/30/1989               $ 11,377                 $ 11,257
07/31/1989               $ 12,143                 $ 11,685
08/31/1989               $ 12,475                 $ 11,761
09/30/1989               $ 12,475                 $ 11,816
10/31/1989               $ 11,998                 $ 11,709
11/30/1989               $ 12,081                 $ 11,769
12/31/1989               $ 12,102                 $ 11,930
01/31/1990               $ 11,980                 $ 11,559
02/28/1990               $ 12,075                 $ 11,657
03/31/1990               $ 12,170                 $ 11,818
04/30/1990               $ 12,217                 $ 11,654
05/31/1990               $ 12,526                 $ 12,201
06/30/1990               $ 12,644                 $ 12,345
07/31/1990               $ 12,265                 $ 12,284
08/31/1990               $ 11,814                 $ 11,720
09/30/1990               $ 11,862                 $ 11,427
10/31/1990               $ 11,933                 $ 11,345
11/30/1990               $ 12,099                 $ 11,737
12/31/1990               $ 12,383                 $ 12,016
01/31/1991               $ 12,785                 $ 12,378
02/28/1991               $ 13,751                 $ 12,842
03/31/1991               $ 14,395                 $ 13,116
04/30/1991               $ 14,319                 $ 13,205
05/31/1991               $ 14,867                 $ 13,489
06/30/1991               $ 14,418                 $ 13,188
07/31/1991               $ 14,593                 $ 13,532
08/31/1991               $ 14,818                 $ 13,868
09/30/1991               $ 14,768                 $ 13,944
10/31/1991               $ 14,977                 $ 14,139
11/30/1991               $ 14,427                 $ 13,909
12/31/1991               $ 16,077                 $ 14,885
01/31/1992               $ 16,002                 $ 14,937
02/29/1992               $ 16,084                 $ 15,115
03/31/1992               $ 15,920                 $ 14,929
04/30/1992               $ 15,784                 $ 14,992
05/31/1992               $ 15,811                 $ 15,196
06/30/1992               $ 15,866                 $ 15,081
07/31/1992               $ 16,363                 $ 15,525
08/31/1992               $ 15,923                 $ 15,443
09/30/1992               $ 16,088                 $ 15,641
10/31/1992               $ 16,115                 $ 15,643
11/30/1992               $ 16,858                 $ 15,998
12/31/1992               $ 17,188                 $ 16,244
01/31/1993               $ 17,323                 $ 16,489
02/28/1993               $ 16,951                 $ 16,636
03/31/1993               $ 17,416                 $ 16,976
04/30/1993               $ 17,106                 $ 16,849
05/31/1993               $ 17,447                 $ 17,156
06/30/1993               $ 17,663                 $ 17,342
07/31/1993               $ 17,663                 $ 17,427
08/31/1993               $ 18,500                 $ 17,956
09/30/1993               $ 18,593                 $ 18,038
10/31/1993               $ 18,841                 $ 18,242
11/30/1993               $ 18,500                 $ 18,014
12/31/1993               $ 18,581                 $ 18,302
01/31/1994               $ 19,205                 $ 18,740
02/28/1994               $ 18,859                 $ 18,418
03/31/1994               $ 18,581                 $ 17,828
04/30/1994               $ 18,616                 $ 17,836
05/31/1994               $ 18,651                 $ 17,910
06/30/1994               $ 18,705                 $ 17,628
07/31/1994               $ 18,775                 $ 17,988
08/31/1994               $ 18,810                 $ 18,392
09/30/1994               $ 18,871                 $ 18,114
10/31/1994               $ 19,012                 $ 18,244
11/30/1994               $ 19,012                 $ 17,849
12/31/1994               $ 19,083                 $ 17,979
01/31/1995               $ 19,154                 $ 18,201
02/28/1995               $ 19,798                 $ 18,733
03/31/1995               $ 20,012                 $ 19,078
04/30/1995               $ 20,300                 $ 19,443
05/31/1995               $ 20,768                 $ 20,065
06/30/1995               $ 21,740                 $ 20,456
07/31/1995               $ 23,038                 $ 20,952
08/31/1995               $ 23,362                 $ 21,115
09/30/1995               $ 24,047                 $ 21,535
10/31/1995               $ 23,687                 $ 21,429
11/30/1995               $ 23,975                 $ 22,010
12/31/1995               $ 24,010                 $ 22,369
01/31/1996               $ 24,304                 $ 22,784
02/29/1996               $ 24,681                 $ 22,837
03/31/1996               $ 24,597                 $ 22,938
04/30/1996               $ 25,309                 $ 23,241
05/31/1996               $ 25,980                 $ 23,541
06/30/1996               $ 25,603                 $ 23,525
07/31/1996               $ 24,010                 $ 22,910
08/31/1996               $ 23,968                 $ 23,309
09/30/1996               $ 24,639                 $ 24,079
10/31/1996               $ 24,932                 $ 24,473
11/30/1996               $ 26,063                 $ 25,472
12/31/1996               $ 25,449                 $ 25,308
01/31/1997               $ 26,892                 $ 25,947
02/28/1997               $ 26,892                 $ 25,934
03/31/1997               $ 25,868                 $ 25,323
04/30/1997               $ 26,520                 $ 25,884
05/31/1997               $ 28,148                 $ 26,996
06/30/1997               $ 29,125                 $ 27,809
07/31/1997               $ 31,333                 $ 29,197
08/31/1997               $ 30,065                 $ 28,473
09/30/1997               $ 31,615                 $ 29,610
10/31/1997               $ 29,535                 $ 29,038
11/30/1997               $ 29,913                 $ 29,409
12/31/1997               $ 30,180                 $ 29,740
01/31/1998               $ 29,574                 $ 29,928
02/28/1998               $ 30,511                 $ 31,134
03/31/1998               $ 31,449                 $ 32,077
04/30/1998               $ 31,837                 $ 32,313
05/31/1998               $ 31,449                 $ 31,954
06/30/1998               $ 32,114                 $ 32,424
07/31/1998               $ 32,837                 $ 31,995
08/31/1998               $ 31,001                 $ 29,263
09/30/1998               $ 31,112                 $ 30,253
10/31/1998               $ 32,397                 $ 31,306
11/30/1998               $ 34,854                 $ 32,349
12/31/1998               $ 39,031                 $ 33,372
01/31/1999               $ 41,357                 $ 33,854
02/28/1999               $ 40,279                 $ 32,928
03/31/1999               $ 41,300                 $ 33,697
04/30/1999               $ 42,380                 $ 34,661
05/31/1999               $ 41,698                 $ 34,142
06/30/1999               $ 43,630                 $ 35,109
07/31/1999               $ 42,263                 $ 34,664
08/31/1999               $ 41,864                 $ 34,425
09/30/1999               $ 41,663                 $ 34,147
10/31/1999               $ 41,308                 $ 34,995
11/30/1999               $ 42,515                 $ 35,723
12/31/1999               $ 45,443                 $ 37,409
01/31/2000               $ 43,861                 $ 36,529
02/29/2000               $ 46,162                 $ 37,473
03/31/2000               $ 46,881                 $ 38,833
04/30/2000               $ 40,741                 $ 38,010
05/31/2000               $ 39,657                 $ 37,437
06/30/2000               $ 40,242                 $ 38,383
07/31/2000               $ 40,022                 $ 38,113
08/31/2000               $ 40,975                 $ 39,836
09/30/2000               $ 39,656                 $ 39,037
10/31/2000               $ 38,548                 $ 38,722
11/30/2000               $ 37,219                 $ 37,165
12/31/2000               $ 37,944                 $ 38,163
01/31/2001               $ 37,944                 $ 38,808
02/28/2001               $ 36,027                 $ 37,130
03/31/2001               $ 33,958                 $ 35,728
04/30/2001               $ 35,338                 $ 37,248
05/31/2001               $ 36,181                 $ 37,479
06/30/2001               $ 35,261                 $ 37,083
07/31/2001               $ 35,108                 $ 36,951
08/31/2001               $ 33,804                 $ 35,993
09/30/2001               $ 31,888                 $ 34,033
10/31/2001               $ 31,582                 $ 34,784
11/30/2001               $ 33,038                 $ 36,146
12/31/2001               $ 33,572                 $ 36,506
01/31/2002               $ 33,335                 $ 36,159
02/28/2002               $ 32,466                 $ 35,787
03/31/2002               $ 34,520                 $ 36,646
04/30/2002               $ 34,599                 $ 35,982
05/31/2002               $ 33,651                 $ 35,810
06/30/2002               $ 32,466                 $ 34,352
07/31/2002               $ 31,913                 $ 32,564
08/31/2002               $ 31,597                 $ 32,782
09/30/2002               $ 30,965                 $ 30,995
10/31/2002               $ 30,649                 $ 32,136
11/30/2002               $ 31,913                 $ 33,255
12/31/2002               $ 29,737                 $ 32,464
01/31/2003               $ 29,104                 $ 32,002
02/28/2003               $ 28,551                 $ 31,736
03/31/2003               $ 28,155                 $ 31,839
04/30/2003               $ 29,579                 $ 33,483
05/31/2003               $ 31,635                 $ 34,997
06/30/2003               $ 32,189                 $ 35,331
07/31/2003               $ 33,375                 $ 35,491
08/31/2003               $ 34,482                 $ 36,158
09/30/2003               $ 34,403                 $ 36,257
10/31/2003               $ 36,301                 $ 37,508
11/30/2003               $ 36,697                 $ 37,937
12/31/2003               $ 37,883                 $ 39,171

The graph compares The Muirfield Fund's value to its broad-based index, the Morningstar Average Asset Allocation Fund Index. It is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from August 10, 1988 to December 31, 2003.

It is important to understand the differences between your Fund and this index. An index of funds such as the Morningstar Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Past performance does not guarantee future results. The graph and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2003 Annual Report | December 31, 2003                                         9

The Flex-funds

The Highlands Growth Fund

--------------------------------------------------------------------------------
Performance Perspective

Average Annual Total Returns            1          5          10          Since
as of December 31, 2003              year      years       years      Inception
--------------------------------------------------------------------------------
The Highlands Growth Fund          27.21%     -1.91%       6.96%       7.34%/1/
--------------------------------------------------------------------------------
S&P 500 Index/3/                   28.67%     -0.57%      11.06%      12.98%/2/
================================================================================
/1/ Inception Date: 3/20/85

/2/ Average annual total return from 3/29/85 to 12/31/03.

Source for index data: Morningstar, Inc.

--------------------------------------------------------------------------------
Annual Market Perspective

[PHOTO of William L. Gurner]
William L. Gurner
Portfolio Manager

In the first positive year for stocks since 1999, The Highlands Growth Fund gained 27.21% in 2003. In comparison, the S&P 500 Index returned 28.67% for the year. The Fund performed very well through the end of November, but small-cap and mid-cap stocks, which accounted for about 20% of the Fund's holdings, had lower returns relative to large-cap stocks during December. Moreover, the best returns for large-cap stocks were achieved by the lower-quality stocks, which are not owned by the Fund.

An appreciable part of the rebound in the S&P 500 Index during 2003 was attributable to the market "turning turtle," as lower-quality issues were snatched up by bargain hunters and speculators. Many of the stocks with the greatest gains during 2003 have low or no earnings, and these stocks were severely beaten up during the bear market. Unless these stocks can actually generate profits, their prices are likely to go into reverse in the face of the strong profit growth from higher-quality companies.

What's more, there are several signs that point to a continuation of the current bull market well in to 2004, albeit at a more modest pace than in 2003. Prospects for the economy look positive as well, with job prospects improving, low interest rates and inflation, and business spending finally poised to go higher. After a disappointing start due to weather, a late surge in spending by consumers raised retail sales by 4% to the highest level since 1999. The biggest concerns now are what will happen with the war on terrorism, and when will the Fed raise interest rates. However, it would be unusual for an incumbent President, looking to get reelected, to allow the economy to stall in an election year.

During the bear market of the past few years, small-and mid-cap stocks fared better than the large-cap stocks of the S&P 500 Index. There are signs that large-cap stocks may outperform small- and mid-cap stocks in 2004. As the stock market reminds us, no investment style, cap size, industry, sector or stock will lead the market forever, and the market tends to correct excesses and revert back to the norm. If the patterns of past bull markets hold true, large-cap stocks may lead the way during the second year of the bull market, and many pundits are predicting this.

We anticipate continued improvement in performance as the changes we implemented in the Fund during 2003 bear fruit, as they did through the end of November. The Fund remains well diversified, and we have designed the portfolio to take advantage of our stock-picking skills to add more value over time while maintaining a moderate level of risk in the portfolio.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2003, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Highlands Growth Fund during the periods shown above.

/3/ The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

10                                        2003 Annual Report | December 31, 2003

The Flex-funds

-------------------------------------------------------------------------
Sector Weightings as of December 31, 2003

[PIE CHART]

                                   Sector          % of Net
           Sector                  Manager           Assets
       ----------------------------------------------------
       1)  Finance                 Clover               23%
       2)  Technology              RCM                  18%
       3)  Consumer Non-Durable    Barrow Hanley        14%
       4)  Healthcare              Matrix               13%
       5)  Consumer Durable        Barrow Hanley         8%
       6)  Materials & Services    Sector Capital        8%
       7)  Utilities               Sector Capital        6%
       8)  Energy                  Mitchell Group        6%
       9)  Transportation          Miller Howard         2%
      10)  Cash Equivalents                              2%

      Sector weightings are subject to change.

-------------------------------------------------------------------------
Results of a $10,000 Investment

                                 Total Return Utilities

Date                    The Highlands Growth Fund    S&P 500 Index
12/31/1993              $10,000                      $10,000
01/31/1994              $10,461                      $10,340
02/28/1994              $10,335                      $10,059
03/31/1994              $ 9,939                      $ 9,622
04/30/1994              $ 9,843                      $ 9,745
05/31/1994              $ 9,716                      $ 9,904
06/30/1994              $ 9,738                      $ 9,662
07/31/1994              $ 9,768                      $ 9,979
08/31/1994              $ 9,805                      $10,387
09/30/1994              $ 9,825                      $10,133
10/31/1994              $ 9,886                      $10,361
11/30/1994              $ 9,893                      $ 9,984
12/31/1994              $ 9,931                      $10,131
01/31/1995              $10,052                      $10,394
02/28/1995              $10,394                      $10,799
03/31/1995              $10,508                      $11,117
04/30/1995              $10,692                      $11,444
05/31/1995              $10,983                      $11,901
06/30/1995              $11,213                      $12,177
07/31/1995              $11,562                      $12,581
08/31/1995              $11,500                      $12,612
09/30/1995              $11,979                      $13,144
10/31/1995              $11,948                      $13,097
11/30/1995              $12,252                      $13,671
12/31/1995              $12,375                      $13,935
01/31/1996              $12,722                      $14,409
02/29/1996              $12,827                      $14,543
03/31/1996              $12,835                      $14,682
04/30/1996              $12,778                      $14,899
05/31/1996              $13,037                      $15,282
06/30/1996              $13,102                      $15,341
07/31/1996              $12,573                      $14,663
08/31/1996              $12,475                      $14,973
09/30/1996              $12,785                      $15,815
10/31/1996              $12,973                      $16,251
11/30/1996              $13,701                      $17,478
12/31/1996              $13,499                      $17,132
01/31/1997              $14,198                      $18,202
02/28/1997              $14,182                      $18,345
03/31/1997              $13,523                      $17,592
04/30/1997              $14,274                      $18,642
05/31/1997              $15,107                      $19,776
06/30/1997              $15,692                      $20,661
07/31/1997              $17,020                      $22,304
08/31/1997              $16,270                      $21,056
09/30/1997              $17,062                      $22,208
10/31/1997              $16,484                      $21,467
11/30/1997              $17,128                      $22,460
12/31/1997              $17,451                      $22,846
01/31/1998              $17,527                      $23,098
02/28/1998              $18,759                      $24,763
03/31/1998              $19,756                      $26,030
04/30/1998              $20,038                      $26,292
05/31/1998              $19,559                      $25,841
06/30/1998              $20,236                      $26,889
07/31/1998              $20,010                      $26,604
08/31/1998              $16,929                      $22,761
09/30/1998              $18,013                      $24,219
10/31/1998              $19,286                      $26,188
11/30/1998              $20,304                      $27,774
12/31/1998              $21,583                      $29,374
01/31/1999              $22,528                      $30,602
02/28/1999              $21,735                      $29,651
03/31/1999              $22,782                      $30,837
04/30/1999              $23,687                      $32,031
05/31/1999              $23,575                      $31,275
06/30/1999              $24,755                      $33,010
07/31/1999              $23,840                      $31,980
08/31/1999              $23,555                      $31,822
09/30/1999              $23,047                      $30,951
10/31/1999              $24,287                      $32,908
11/30/1999              $24,877                      $33,577
12/31/1999              $26,150                      $35,554
01/31/2000              $25,027                      $33,768
02/29/2000              $24,817                      $33,129
03/31/2000              $27,132                      $36,368
04/30/2000              $26,033                      $35,274
05/31/2000              $25,331                      $34,549
06/30/2000              $25,927                      $35,401
07/31/2000              $25,670                      $34,849
08/31/2000              $27,330                      $37,012
09/30/2000              $26,103                      $35,058
10/31/2000              $25,670                      $34,910
11/30/2000              $23,519                      $32,160
12/31/2000              $23,598                      $32,318
01/31/2001              $24,458                      $33,464
02/28/2001              $22,207                      $30,414
03/31/2001              $20,702                      $28,488
04/30/2001              $22,397                      $30,700
05/31/2001              $22,523                      $30,906
06/30/2001              $21,979                      $30,154
07/31/2001              $21,638                      $29,857
08/31/2001              $20,272                      $27,990
09/30/2001              $18,552                      $25,730
10/31/2001              $18,982                      $26,221
11/30/2001              $20,373                      $28,231
12/31/2001              $20,454                      $28,479
01/31/2002              $20,110                      $28,064
02/28/2002              $19,621                      $27,522
03/31/2002              $20,388                      $28,557
04/30/2002              $19,052                      $26,827
05/31/2002              $18,894                      $26,630
06/30/2002              $17,637                      $24,734
07/31/2002              $16,249                      $22,806
08/31/2002              $16,342                      $22,955
09/30/2002              $14,583                      $20,463
10/31/2002              $15,667                      $22,262
11/30/2002              $16,355                      $23,571
12/31/2002              $15,403                      $22,187
01/31/2003              $14,980                      $21,608
02/28/2003              $14,742                      $21,284
03/31/2003              $14,795                      $21,489
04/30/2003              $16,038                      $23,259
05/31/2003              $16,884                      $24,483
06/30/2003              $17,214                      $24,795
07/31/2003              $17,492                      $25,232
08/31/2003              $17,889                      $25,724
09/30/2003              $17,624                      $25,454
10/31/2003              $18,642                      $26,893
11/30/2003              $18,841                      $27,129
12/31/2003              $19,594                      $28,551

The results achieved by The Highlands Growth Fund since 1997, as denoted in the red outlined area of the above chart, were achieved with the "Sector Plus" investment strategy as implemented by Sector Capital Management, LLC, the Fund's subadvisor, and William L. Gurner, the Fund's Portfolio Manager and President of Sector Capital Management, LLC.

The graph compares The Highlands Growth Fund's shares to its broad-based index, the S&P 500 Index. It is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from December 31, 1993 to December 31, 2003.

It is important to understand the differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. A market index such as the S&P 500 Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. For a description of the index referred to on this page, please refer to Page 10. Past performance does not guarantee future results. The graph and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2003 Annual Report | December 31, 2003                                        11

The Flex-funds

The Total Return Utilities Fund
--------------------------------------------------------------------------------
Performance Perspective

Average Annual Total Returns                     1             5           Since
as of December 31, 2003                       year         years       Inception
--------------------------------------------------------------------------------
The Total Return Utilities Fund              15.46%        -0.21%       7.17%/1/
--------------------------------------------------------------------------------
New York Stock Exchange Utility Index/3/     18.29%        -7.27%       5.73%/2/
--------------------------------------------------------------------------------
Average Utility Fund/4/                      24.38%        -1.25%       7.58%/2/
================================================================================

/1/ Inception Date: 6/21/95.

/2/ Average annual total return from 6/30/95 to 12/31/03.

Source for index data: Bloomberg. Source for average fund data: Morningstar, Inc.

--------------------------------------------------------------------------------
Annual Market Perspective

[PHOTO of Lowell G. Miller]
Lowell G. Miller
Portfolio Manager

The year ended on a positive note for the utilities sector, with positive economic news and "normal" weather pointing toward increased demand for utilities' basic services. Fund performance for the year was aided primarily by our natural gas positions and by our investment in companies who have delivered on their "back-to-basics" promises.

We have been suggesting for two years that natural gas prices would climb to a new plateau, and any one who heats with gas is probably becoming a believer. Some may question whether these prices are fundamentally justified or sustainable going forward. We think a combination of factors will support prices into the foreseeable future, including high oil prices, cold winter weather, production difficulties, and increasing demand as the global economic recovery accelerates. Perhaps most importantly, companies with natural gas production are being valued as if gas will return to yesterday's prices. In response to the reality of current high gas prices, companies have seized the opportunity to lock-in highly profitable sales of future production.

Our concerns regarding the fundamental outlook for the Baby Bells - despite their present financial strength, attractive yields and history of steady returns - reached the breaking point in the 4th Quarter. Ramped-up investment in telephone service over the internet (known by the acronym VOIP) foreshadows a decidedly commoditized era of telecom pricing, and broad adoption of VOIP by consumers is only a matter of time.

Moreover, legislation allowing customers to take their traditional land-line telephone number to their wireless cellular service raises questions about the value of the Baby Bells' legacy assets. We decided to swap our remaining positions in these telecom stalwarts for more conservative opportunities in other utility sectors.

At the start of 2004, record cold temperatures grip the nation and forecasts call for abnormally cold weather for the rest of January in the heavily populated Midwest and Eastern seaboard. With the weather doing its part, and further evidence suggesting continued economic growth (for now, at least), we expect moderate earnings expansion across our portfolio next year, coupled with dividend increases and additional strengthening of balance sheets. With exposure to high natural gas prices and possible takeover activity in the future, 2004 emerges as a year we are looking forward to.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2003, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Total Return Utilities Fund during the periods shown above. Because The Total Return Utilities Fund concentrates its investments in public utility companies, the value of the Fund's shares may fluctuate more than if invested in a greater number of industries. Changes in interest rates may also affect the value of utility stocks, and rising interest rates can be expected to reduce the Fund's net asset value.

/3/ The New York Stock Exchange Utility Index is an unmanaged index of 256 utility sector stocks. This index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

/4/ An index of funds such as Morningstar's Average Utility Mutual Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

 12                                       2003 Annual Report | December 31, 2003

The Flex-funds

--------------------------------------------------------------------------------
Sector Weightings as of December 31, 2003

[PIEGRAPH]
                                   % of Total
                                   Net Assets
     1)   Oil & Natural Gas               29%
     2)   Electric Utility                25%
     3)   Electric/Gas Utility            16%
     4)   Natural Gas (Distributor)       16%
     5)   Telecommunications               8%
     6)   Water Utility                    6%

     Sector weightings are subject to change.

--------------------------------------------------------------------------------
Results of a $10,000 Investment

Date      Total Return Utilities Avg  Fund Utility Fund   NYSE Utility Index
06/21/95             $ 10,000             $ 10,000             $ 10,000
06/30/95             $  9,880             $ 10,000             $ 10,000
07/31/95             $  9,897             $ 10,175             $ 10,183
08/31/95             $ 10,046             $ 10,292             $ 10,357
09/30/95             $ 10,427             $ 10,723             $ 10,828
10/31/95             $ 10,587             $ 10,758             $ 10,949
11/30/95             $ 10,962             $ 11,012             $ 11,106
12/31/95             $ 11,500             $ 11,466             $ 11,658
01/31/96             $ 11,637             $ 11,662             $ 11,849
02/29/96             $ 11,526             $ 11,511             $ 11,464
03/31/96             $ 11,415             $ 11,464             $ 11,324
04/30/96             $ 11,598             $ 11,533             $ 11,446
05/31/96             $ 11,805             $ 11,617             $ 11,466
06/30/96             $ 12,103             $ 11,936             $ 11,733
07/31/96             $ 11,577             $ 11,385             $ 11,096
08/31/96             $ 12,012             $ 11,620             $ 11,082
09/30/96             $ 12,085             $ 11,742             $ 11,260
10/31/96             $ 12,466             $ 12,148             $ 11,618
11/30/96             $ 12,997             $ 12,644             $ 12,062
12/31/96             $ 13,032             $ 12,749             $ 11,981
01/31/97             $ 13,415             $ 13,010             $ 12,352
02/28/97             $ 13,301             $ 13,003             $ 12,450
03/31/97             $ 12,729             $ 12,627             $ 11,856
04/30/97             $ 12,857             $ 12,742             $ 12,031
05/31/97             $ 13,528             $ 13,359             $ 12,620
06/30/97             $ 13,749             $ 13,761             $ 13,116
07/31/97             $ 14,108             $ 14,133             $ 13,489
08/31/97             $ 14,050             $ 13,703             $ 12,914
09/30/97             $ 14,898             $ 14,553             $ 13,707
10/31/97             $ 14,825             $ 14,379             $ 13,636
11/30/97             $ 16,012             $ 15,302             $ 14,788
12/31/97             $ 16,770             $ 16,088             $ 15,453
01/31/98             $ 16,684             $ 16,103             $ 15,543
02/28/98             $ 17,410             $ 16,665             $ 16,096
03/31/98             $ 18,465             $ 17,897             $ 17,658
04/30/98             $ 18,258             $ 17,578             $ 17,444
05/31/98             $ 17,690             $ 17,326             $ 16,963
06/30/98             $ 17,910             $ 17,636             $ 17,565
07/31/98             $ 17,654             $ 17,473             $ 17,653
08/31/98             $ 15,148             $ 16,209             $ 16,421
09/30/98             $ 16,067             $ 17,402             $ 17,726
10/31/98             $ 16,684             $ 17,806             $ 18,465
11/30/98             $ 16,865             $ 18,311             $ 19,122
12/31/98             $ 18,241             $ 19,403             $ 20,557
01/31/99             $ 18,778             $ 19,433             $ 20,758
02/28/99             $ 18,298             $ 18,831             $ 20,030
03/31/99             $ 18,356             $ 18,899             $ 19,737
04/30/99             $ 19,862             $ 20,130             $ 21,626
05/31/99             $ 20,233             $ 20,639             $ 21,615
06/30/99             $ 20,556             $ 20,957             $ 22,996
07/31/99             $ 20,997             $ 20,885             $ 22,651
08/31/99             $ 20,151             $ 20,232             $ 21,584
09/30/99             $ 20,709             $ 20,207             $ 22,215
10/31/99             $ 22,053             $ 21,291             $ 22,770
11/30/99             $ 21,884             $ 21,524             $ 22,977
12/31/99             $ 21,891             $ 22,533             $ 23,559
01/31/00             $ 22,746             $ 23,100             $ 22,809
02/29/00             $ 21,394             $ 23,083             $ 21,918
03/31/00             $ 23,395             $ 24,204             $ 23,261
04/30/00             $ 22,879             $ 23,349             $ 23,287
05/31/00             $ 23,000             $ 23,092             $ 22,495
06/30/00             $ 23,000             $ 23,126             $ 22,099
07/31/00             $ 23,152             $ 23,044             $ 20,842
08/31/00             $ 24,160             $ 24,672             $ 21,544
09/30/00             $ 25,571             $ 25,554             $ 21,533
10/31/00             $ 25,289             $ 24,925             $ 21,968
11/30/00             $ 24,595             $ 23,604             $ 20,042
12/31/00             $ 26,275             $ 24,890             $ 20,300
01/31/01             $ 25,888             $ 24,274             $ 20,392
02/28/01             $ 25,523             $ 23,826             $ 18,709
03/31/01             $ 25,670             $ 23,356             $ 18,187
04/30/01             $ 27,005             $ 24,733             $ 19,418
05/31/01             $ 26,473             $ 24,291             $ 18,731
06/30/01             $ 24,755             $ 22,662             $ 17,354
07/31/01             $ 24,490             $ 21,924             $ 17,092
08/31/01             $ 23,902             $ 21,068             $ 15,986
09/30/01             $ 22,723             $ 19,601             $ 15,702
10/31/01             $ 22,380             $ 19,398             $ 14,906
11/30/01             $ 22,000             $ 19,245             $ 14,857
12/31/01             $ 22,446             $ 19,711             $ 15,200
01/31/02             $ 20,753             $ 18,575             $ 14,447
02/28/02             $ 20,180             $ 18,133             $ 14,024
03/31/02             $ 21,918             $ 19,383             $ 14,457
04/30/02             $ 20,269             $ 18,653             $ 13,288
05/31/02             $ 19,491             $ 18,001             $ 13,107
06/30/02             $ 17,442             $ 16,791             $ 11,871
07/31/02             $ 15,486             $ 14,916             $ 10,423
08/31/02             $ 15,282             $ 15,246             $ 10,383
09/30/02             $ 13,806             $ 13,770             $  9,014
10/31/02             $ 15,093             $ 14,373             $ 10,262
11/30/02             $ 15,703             $ 14,889             $ 11,020
12/31/02             $ 15,632             $ 14,992             $ 10,742
01/31/03             $ 15,011             $ 14,617             $ 10,339
02/28/03             $ 14,302             $ 14,151             $  9,707
03/31/03             $ 14,596             $ 14,438             $  9,901
04/30/03             $ 15,582             $ 15,414             $ 10,853
05/31/03             $ 16,657             $ 16,737             $ 11,668
06/30/03             $ 16,797             $ 16,896             $ 11,831
07/31/03             $ 16,362             $ 16,269             $ 11,221
08/31/03             $ 16,414             $ 16,576             $ 11,330
09/30/03             $ 16,618             $ 16,867             $ 11,369
10/31/03             $ 16,884             $ 17,349             $ 11,925
11/30/03             $ 17,193             $ 17,533             $ 11,962
12/31/03             $ 18,049             $ 18,612             $ 12,707

The graph compares The Total Return Utilities Fund's shares to its broad-based index, the New York Stock Exchange Utility Index, and to the average utility fund. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from June 21, 1995 to December 31, 2003. (Please note that performance figures for the indices are from June 30, 1995 to December 31, 2003.)

It is important to understand the differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. A market index such as the New York Stock Exchange Utility Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar Average Utility Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of the indices referred to on this page, please refer to Page 12. Past performance does not guarantee future results. The graph and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2003 Annual Report | December 31, 2003                                        13

The Flex-funds

The U.S. Government Bond Fund

-------------------------------------------------------------------------------------------------------
Performance Perspective

Average Annual Total Returns                                       1            5       10        Since
as of December 31, 2003                                         year        years    years    Inception
-------------------------------------------------------------------------------------------------------
The U.S. Government Bond Fund                                 -4.43%        2.99%    4.85%     6.20%/1/
-------------------------------------------------------------------------------------------------------
Lehman Bros. Intermediate Government/Credit Index/3/           4.30%        6.65%    6.62%      n/a
-------------------------------------------------------------------------------------------------------
Average General U.S. Government Bond Fund/4/                   1.58%        5.13%    5.49%     7.33%/2/
=======================================================================================================

1  Inception Date: 5/9/85.

2  Average annual total return from 5/1/85 to 12/31/03.

Source for index and average fund data: Morningstar, Inc.

--------------------------------------------------------------------------------
Annual Market Perspective

[PHOTO OF Joseph A. Zarr]
Joseph A. Zarr
Co-Portfolio Manager

[PHOTO OF Christopher M. O'Daniel]
Christopher M. O'Daniel
Co-Portfolio Manager

It was a volatile year for long-and intermediate-term bonds, a circumstance which contributed to the relative underperformance of the Fund for 2003. Ten-year yields started the year at 3.83%, fell off a cliff and reached 3.13% by June, then made a u-turn to finish the year higher at 4.27%. Because the Fund follows the trend in rates, a high degree of volatility can rapidly alter the trend and ultimately impair our ability to properly position the portfolio, resulting in lower relative returns. Such was the case this year.

Equity values also came into play in 2003, as equity prices and yields were highly correlated for an extended portion of the year. For the better part of the 1st Quarter, equity values were under pressure due to continued investor uneasiness from 2002. Bond prices, on the other hand, continued to move higher as yields declined along with stock prices.

Adding to the drama was the fact that investors' hunger for a "safe return," aided and abetted by Fed jawboning, were not satiated until yields reached 45-year lows in mid-June. The subsequent turn in yields was dramatic as bond investors unwound their positions and bought equities on their race to the exits. The 2-year-plus bull move in bonds had come to a screeching halt. Once it became evident the Federal Reserve was not going to lower the Fed target rate to 0.50%, as some had argued, the market slowly but surely built a base and moved higher into the close of the year.

Longer-term, we see signs that a bear market for bonds may continue to develop for both technical and fundamental reasons. However, there may be times when a fully-exposed position in long-term bonds is warranted, and at that time we will initiate the necessary changes to the portfolio. Certainly, the consensus view is not whether the Fed will raise rates, but when. We happen to share that view for now, but are quite respectful of the opportunity a weakening equity market might provide, especially in light of last year's impressive gains. Any serious equity decline would most likely re-ignite the longer-term fixed income markets.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2003, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The U.S. Government Bond Fund during the periods shown above.

/3/ The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher, have one to ten years remaining until maturity, and at least $100 million outstanding. The Lehman Brothers Intermediate Government/ Credit Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

/4/ An index of funds such as Morningstar's Average General U.S. Government Bond Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

14                                        2003 Annual Report | December 31, 2003

The Flex-funds

--------------------------------------------------------------------------------
Portfolio Holdings as of December 31, 2003

                                                 % of Total
                                                 Net Assets
     1)  U.S. Treasury Note, 4.25%, 8/15/13             43%
     2)  U.S. Treasury Note, 4.25%, 11/15/13            37%
     3)  U.S. Treasury Note, 3.375%, 11/15/08           17%
     4)  Cash Equivalents                                3%
     Portfolio holdings are subject to change.

--------------------------------------------------------------------------------
Results of a $10,000 Investment

                                     Lehamn Bros.
Date        US Govt Bond Fund    Intermediate-Term Avge   General Govt Bond Fund
12/31/1993       $ 10,000             $ 10,000                   $ 10,000
01/31/1994       $ 10,018             $ 10,111                   $ 10,105
02/28/1994       $  9,886             $  9,961                   $  9,949
03/31/1994       $  9,734             $  9,797                   $  9,751
04/30/1994       $  9,718             $  9,730                   $  9,668
05/31/1994       $  9,686             $  9,737                   $  9,651
06/30/1994       $  9,707             $  9,738                   $  9,630
07/31/1994       $  9,746             $  9,878                   $  9,764
08/31/1994       $  9,776             $  9,909                   $  9,772
09/30/1994       $  9,803             $  9,818                   $  9,661
10/31/1994       $  9,843             $  9,817                   $  9,646
11/30/1994       $  9,863             $  9,773                   $  9,616
12/31/1994       $  9,901             $  9,807                   $  9,669
01/31/1995       $  9,987             $  9,972                   $  9,821
02/28/1995       $ 10,211             $ 10,178                   $ 10,017
03/31/1995       $ 10,261             $ 10,236                   $ 10,068
04/30/1995       $ 10,387             $ 10,363                   $ 10,179
05/31/1995       $ 10,916             $ 10,676                   $ 10,498
06/30/1995       $ 11,041             $ 10,747                   $ 10,558
07/31/1995       $ 10,934             $ 10,749                   $ 10,534
08/31/1995       $ 11,035             $ 10,846                   $ 10,639
09/30/1995       $ 11,158             $ 10,924                   $ 10,726
10/31/1995       $ 11,307             $ 11,046                   $ 10,849
11/30/1995       $ 11,515             $ 11,190                   $ 10,985
12/31/1995       $ 11,715             $ 11,308                   $ 11,113
01/31/1996       $ 11,752             $ 11,405                   $ 11,174
02/29/1996       $ 11,388             $ 11,272                   $ 11,003
03/31/1996       $ 11,441             $ 11,214                   $ 10,933
04/30/1996       $ 11,482             $ 11,175                   $ 10,877
05/31/1996       $ 11,526             $ 11,166                   $ 10,850
06/30/1996       $ 11,582             $ 11,284                   $ 10,962
07/31/1996       $ 11,609             $ 11,318                   $ 10,988
08/31/1996       $ 11,519             $ 11,327                   $ 10,972
09/30/1996       $ 11,541             $ 11,485                   $ 11,131
10/31/1996       $ 11,710             $ 11,688                   $ 11,336
11/30/1996       $ 11,962             $ 11,842                   $ 11,501
12/31/1996       $ 11,733             $ 11,767                   $ 11,412
01/31/1997       $ 11,716             $ 11,812                   $ 11,440
02/28/1997       $ 11,628             $ 11,835                   $ 11,462
03/31/1997       $ 11,597             $ 11,753                   $ 11,358
04/30/1997       $ 11,639             $ 11,892                   $ 11,500
05/31/1997       $ 11,688             $ 11,991                   $ 11,586
06/30/1997       $ 11,803             $ 12,100                   $ 11,700
07/31/1997       $ 12,156             $ 12,345                   $ 11,959
08/31/1997       $ 11,975             $ 12,284                   $ 11,876
09/30/1997       $ 12,161             $ 12,426                   $ 12,025
10/31/1997       $ 12,452             $ 12,564                   $ 12,177
11/30/1997       $ 12,481             $ 12,592                   $ 12,216
12/31/1997       $ 12,640             $ 12,692                   $ 12,325
01/31/1998       $ 12,878             $ 12,859                   $ 12,468
02/28/1998       $ 12,776             $ 12,848                   $ 12,452
03/31/1998       $ 12,804             $ 12,890                   $ 12,483
04/30/1998       $ 12,807             $ 12,954                   $ 12,533
05/31/1998       $ 12,884             $ 13,049                   $ 12,639
06/30/1998       $ 13,020             $ 13,132                   $ 12,733
07/31/1998       $ 13,058             $ 13,178                   $ 12,760
08/31/1998       $ 13,536             $ 13,385                   $ 12,986
09/30/1998       $ 13,995             $ 13,721                   $ 13,250
10/31/1998       $ 14,017             $ 13,707                   $ 13,189
11/30/1998       $ 13,841             $ 13,706                   $ 13,204
12/31/1998       $ 13,856             $ 13,761                   $ 13,249
01/31/1999       $ 13,873             $ 13,836                   $ 13,308
02/28/1999       $ 13,534             $ 13,633                   $ 13,096
03/31/1999       $ 13,578             $ 13,735                   $ 13,167
04/30/1999       $ 13,624             $ 13,778                   $ 13,201
05/31/1999       $ 13,666             $ 13,672                   $ 13,098
06/30/1999       $ 13,706             $ 13,681                   $ 13,048
07/31/1999       $ 13,705             $ 13,669                   $ 13,009
08/31/1999       $ 13,701             $ 13,680                   $ 12,993
09/30/1999       $ 13,757             $ 13,807                   $ 13,126
10/31/1999       $ 13,808             $ 13,843                   $ 13,154
11/30/1999       $ 13,852             $ 13,860                   $ 13,155
12/31/1999       $ 13,905             $ 13,814                   $ 13,100
01/31/2000       $ 13,960             $ 13,763                   $ 13,057
02/29/2000       $ 13,988             $ 13,876                   $ 13,193
03/31/2000       $ 14,348             $ 14,020                   $ 13,358
04/30/2000       $ 14,205             $ 13,988                   $ 13,337
05/31/2000       $ 14,101             $ 14,010                   $ 13,334
06/30/2000       $ 14,256             $ 14,257                   $ 13,557
07/31/2000       $ 14,312             $ 14,365                   $ 13,649
08/31/2000       $ 14,379             $ 14,534                   $ 13,822
09/30/2000       $ 14,489             $ 14,667                   $ 13,906
10/31/2000       $ 14,584             $ 14,734                   $ 13,999
11/30/2000       $ 14,797             $ 14,935                   $ 14,218
12/31/2000       $ 15,039             $ 15,209                   $ 14,457
01/31/2001       $ 15,115             $ 15,459                   $ 14,612
02/28/2001       $ 15,278             $ 15,606                   $ 14,742
03/31/2001       $ 15,314             $ 15,726                   $ 14,802
04/30/2001       $ 15,168             $ 15,685                   $ 14,732
05/31/2001       $ 15,131             $ 15,773                   $ 14,791
06/30/2001       $ 15,170             $ 15,831                   $ 14,831
07/31/2001       $ 15,205             $ 16,160                   $ 15,119
08/31/2001       $ 15,431             $ 16,322                   $ 15,258
09/30/2001       $ 15,763             $ 16,560                   $ 15,490
10/31/2001       $ 16,231             $ 16,835                   $ 15,772
11/30/2001       $ 15,643             $ 16,667                   $ 15,531
12/31/2001       $ 15,224             $ 16,575                   $ 15,423
01/31/2002       $ 15,226             $ 16,661                   $ 15,519
02/28/2002       $ 15,290             $ 16,793                   $ 15,661
03/31/2002       $ 15,170             $ 16,538                   $ 15,414
04/30/2002       $ 15,329             $ 16,811                   $ 15,708
05/31/2002       $ 15,375             $ 16,979                   $ 15,807
06/30/2002       $ 15,709             $ 17,125                   $ 15,962
07/31/2002       $ 16,075             $ 17,327                   $ 16,200
08/31/2002       $ 16,625             $ 17,585                   $ 16,402
09/30/2002       $ 17,265             $ 17,900                   $ 16,634
10/31/2002       $ 16,973             $ 17,830                   $ 16,576
11/30/2002       $ 16,642             $ 17,814                   $ 16,487
12/31/2002       $ 16,799             $ 18,202                   $ 16,762
01/31/2003       $ 16,797             $ 18,200                   $ 16,742
02/28/2003       $ 17,152             $ 18,457                   $ 16,928
03/31/2003       $ 16,888             $ 18,476                   $ 16,888
04/30/2003       $ 16,628             $ 18,616                   $ 16,950
05/31/2003       $ 16,671             $ 18,990                   $ 17,182
06/30/2003       $ 16,570             $ 18,977                   $ 17,128
07/31/2003       $ 15,932             $ 18,461                   $ 16,639
08/31/2003       $ 15,884             $ 18,505                   $ 16,707
09/30/2003       $ 16,133             $ 18,973                   $ 17,051
10/31/2003       $ 16,006             $ 18,795                   $ 16,904
11/30/2003       $ 15,945             $ 18,821                   $ 16,923
12/31/2003       $ 16,055             $ 18,985                   $ 17,033

The graph compares The U.S. Government Bond Fund's shares to its broad-based index, the Lehman Brothers Intermediate Government/Credit Index, and to the Average General U.S. Government Bond Fund. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 1993 to December 31, 2003.

It is important to understand the differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. A market index such as The Lehman Brothers Intermediate Government/Credit Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar Average General U.S. Government Bond Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of the indices referred to on this page, please refer to Page 14. Past performance does not guarantee future results. The graph and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2003 Annual Report | December 31, 2003                                        15

The Money Market Fund

-----------------------------------------------------------------------------------------------------------------
Performance Perspective

Average Annual Total Returns                                          1            5           10           Since
as of December 31, 2003                                            year        years        years       Inception
-----------------------------------------------------------------------------------------------------------------
The Money Market Fund                                             0.92%        3.53%        4.35%        5.38%/1/
-----------------------------------------------------------------------------------------------------------------
Average General Purpose Money Market Fund/3/                      0.44%        3.01%        3.94%        4.96%/2/
-----------------------------------------------------------------------------------------------------------------
Current & Effective Yields*                               7-day simple yield: 0.87%   7-day compound yield: 0.87%
-----------------------------------------------------------------------------------------------------------------

/1/  Inception Date: 3/27/85

/2/  Average Annual total return from 3/31/85 to 12/31/03.

* As of December 31, 2003, yield quotations more closely reflect the earnings of The Money Market Fund than total return quotations.

Source for average money market fund data: Lipper, Inc.

--------------------------------------------------------------------------------
Annual Market Perspective

[PHOTO OF Joseph A. Zarr]
Joseph A. Zarr
Co-Portfolio Manager

[PHOTO OF Christopher M. O'Daniel]
Christopher M. O'Daniel
Co-Portfolio Manager

The Flex-funds Money Market Fund ranked #3 among all retail money market funds for highest 7-day yield as of December 31, 2003, according to iMoneyNet, Inc. In addition, the Fund ranked among the top 10 retail money market funds for highest 12-month yield as of December 31, 2003, according to iMoneyNet, Inc.

The year began and ended on two entirely different themes. Most markets began the year more concerned about foreign policy than Fed policy. Deflationary fears outweighed inflationary expectations, and a number of money funds were on their way towards annualized yields of 0.10% or less. Yields continued to erode through the 2nd Quarter as the Federal Reserve lowered short-term rates in June and talked rates lower at the long end. The Fed was quite concerned about a Japanese-style deflationary recession enveloping the economy, and openly talked of further stimulus should conditions continue to worsen.

By the 3rd Quarter, the Bush tax cuts were taking hold on the consumer side of the ledger, and capital spending began to inch upward on the corporate side as well. A perception began to emerge of an expanding economy with little standing in its way (i.e., The Federal Reserve). Inflation remained low, job losses subsided, and other economic numbers began to improve one by one. By the end of the year, GDP growth had exploded and, on a seasonally adjusted basis, the job growth began to accelerate. We had come full circle, from wondering at the start of the year how low rates would go, to contemplating by the end of the year when the Fed would begin to raise rates.

As always, we will be monitoring the situation closely and trying to take advantage of any market anomalies. The key may well reside in the extent to which the market anticipates inflation, and we will follow its lead accordingly.

Past performance does not guarantee future results. Except for the current and effective yields, all performance figures represent average annual total returns for the periods ended December 31, 2003, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Money Market Fund during the periods shown above. Investments in The Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your invesment at $1.00 per share, it is possible to lose money by investing in The Money Market Fund.

/3/ An index of funds such as Lipper's Average General Purpose Money Market Fund index includes a number of mutual funds grouped by investment objective.

16                                        2003 Annual Report | December 31, 2003

The Flex-funds

--------------------------------------------------------------------------------
Portfolio Holdings as of December 31, 2003

[PIECHART]

                                   % of Total
                                   Net Assets

1) Variable Rate Notes                    36%
2) Corporate Notes                        26%
3) Repurchase Agreements                  14%
4) U.S. Gov't Agency Notes                14%
5) Time Deposits                           4%
6) Commercial Paper                        6%

Portfolio holdings are subject to change.

--------------------------------------------------------------------------------
Annual Returns

[GRAPH]


Annual         The Money            Avg. Money
Returns        Market Fund       Market Fund**
1994                 4.10%               3.75%
1995                 5.85%               5.49%
1996                 5.27%               4.95%
1997                 5.38%               5.10%
1998                 5.31%               5.04%
1999                 4.96%               4.65%
2000                 6.20%               5.70%
2001                 4.10%               3.44%
2002                 1.59%               1.00%
2003                 0.92%               0.44%

**   Source for average money market fund data: Lipper, Inc.

Source for average money market fund performance: Lipper, Inc.

2003 Annual Report | December 31, 2003                                        17

PAST PERFORMANCE OF MEEDER ASSET MANAGEMENT, INC. GROWTH AND AGGRESSIVE GROWTH ACCOUNTS COMPOSITES

Purpose of Past Performance. The performance information on Pages 4 & 6 is provided to show the past performance of the advisor in managing substantially similar accounts to The Dynamic Growth Fund and The Aggressive Growth Fund.

What Past Performance Does Not Represent. The past performance shown on Pages 4 & 6 does not represent the performance of The Dynamic Growth Fund or The Aggressive Growth Fund. You should not consider the past performance for account composites shown on Pages 4 & 6 as an indication of the future performance of The Dynamic Growth Fund or The Aggressive Growth Fund.

Similar Accounts. Robert M. Wagner, CFA serves as the advisor's portfolio manager for privately managed accounts having investment goals, policies, strategies and risks substantially similar to those of The Dynamic Growth Fund and The Aggressive Growth Fund. Substantially all of the assets of these privately managed accounts have invested in mutual funds.

Calculation of Past Performance. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. The advisor's composite includes all actual, fee paying, discretionary, private accounts managed by the advisor that have investment objectives, policies, strategies and risks substantially similar to those of The Dynamic Growth Fund and The Aggressive Growth Fund. Cash and equivalents are included in performance returns. The returns of the advisor's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by linking the returns of each quarter within the calendar year.

Differences in Regulation. The private accounts that are included in the advisor's composite are not subject to the same types of expenses to which The Dynamic Growth Fund or The Aggressive Growth Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on The Dynamic Growth Fund or The Aggressive Growth Fund by federal securities laws.

18                                        2003 Annual Report | December 31, 2003

The Flex-funds

                              2003 Annual Report
                              Portfolio Holdings & Financial Statements

2003 Annual Report | December 31, 2003                                        19

Schedule of Investments
December 31, 2003
--------------------------------------------------------------------------------

                              The Muirfield Fund

                                                 Shares or
                                                 Principal
         Security Description                    Amount ($)  Value ($)
         --------------------                    ---------- ----------
           Registered Investment Companies -- 99.0%
         AIM Mid Cap Core Equity Fund #            218,003   5,868,635
         Federated Kaufman Fund -- Class A #     3,871,253  19,201,417
         Fidelity Capital Appreciation Fund        740,698  18,154,516
         Heartland Value Fund #                    137,859   7,050,132
         PBHG Mid-Cap Fund #                       446,097   7,663,950
                                                            ----------
         Total Registered Investment Companies
          (Cost $48,694,294)                                57,938,650
                                                            ----------
           U.S. Government Obligations -- 0.2%
         U.S. Treasury Bills
          1.00%, due 04/15/04 *                    100,000      99,738
                                                            ----------
         Total U.S. Government Obligations
          (Cost $99,709)                                        99,738
                                                            ----------
           Repurchase Agreements -- 1.0%
         Salomon Smith Barney, Inc., 1.05%,
          01/02/04, (Collateralized by
          $575,077 Eureka Securities
          Commercial Paper, at 1.06%, due
          02/18/04, value -- $574,263)             563,000     563,000
                                                            ----------
         Total Repurchase Agreements
          (Cost $563,000)                                      563,000
                                                            ----------
         Total Investments -- 100.2%
          (Cost $49,357,003) (a)                            58,601,388
                                                            ----------
         Liabilities less Other Assets -- (0.2%)               (77,190)
                                                            ----------
         Total Net Assets -- 100.0%                         58,524,198
                                                            ----------

                                               Shares or
                                               Principal
         Security Description                  Amount ($)  Value ($)
         --------------------                  ---------- ------------
           Trustee Deferred Compensation**
         The Flex-funds Dynamic Growth Fund      2,629       20,164
         The Flex-funds Highlands Growth Fund    2,684       39,777
         The Flex-funds Muirfield Fund           8,955       42,894
         The Flex-funds Total Return Utilities
          Fund                                   1,944       27,780
                                                            -------
         Total Trustee Deferred Compensation
          (Cost $142,919)                                   130,615
                                                            -------
           Futures Contracts
                                                  Long     Unrealized
                                               Contracts  Appreciation
                                               ---------- ------------
         Standard & Poor's 500 expiring
          March 2004, notional value $555,300        2       20,050
                                                            -------
         Total Futures Contracts                             20,050
                                                            -------

(a) Represents cost for financial reporting purposes and may differ for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

             Unrealized appreciation                    $9,250,647
             Unrealized depreciation                        (6,262)
                                                        ----------
             Net unrealized appreciation (depreciation) $9,244,385
                                                        ==========

#  Represents non-income producing securities.
*  Pledged as collateral on futures contracts.
** Assets of affiliates to The Muirfield Fund held for the benefit of the Fund's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Schedule of Investments
December 31, 2003
--------------------------------------------------------------------------------

                        The Total Return Utilities Fund

                                               Shares or
                                               Principal
           Security Description                Amount ($) Value ($)
           --------------------                ---------- ----------
             Common Stocks -- 99.4%
           Electric/Gas Utility -- 15.7%
           AGL Resources, Inc.                   28,035      815,818
           ATMOS Energy Corp.                    20,890      507,627
           MDU Resources Group, Inc.             35,790      852,160
           NiSource, Inc.                        51,580    1,131,665
                                                          ----------
                                                           3,307,270
                                                          ----------
           Electric Utility -- 25.2%
           Cinergy Corp.                         27,270    1,058,349
           Consolidated Edison, Inc.             19,915      856,544
           DPL, Inc.                             20,640      430,963
           Energy East Corp.                     27,270      610,848
           Keyspan Corp.                         28,245    1,039,416
           IDACORP, Inc.                         29,405      879,798
           Pepco Holdings, Inc.                  21,950      428,903
                                                          ----------
                                                           5,304,821
                                                          ----------
           Natural Gas (Distributor) -- 16.4%
           National Fuel Gas Co.                 13,125      320,775
           Nicor, Inc.                           29,580    1,006,903
           ONEOK, Inc.                           29,640      654,451
           Southern Union Co. #                  23,630      434,792
           Vectren Corp.                         29,380      724,217
           WGL Holdings, Inc.                    11,340      315,139
                                                          ----------
                                                           3,456,277
                                                          ----------
           Oil & Natural Gas -- 28.7%
           Anadarko Petroleum Corp.               8,900      453,989
           Burlington Resources, Inc.             8,070      446,917
           Devon Energy Corp.                     7,760      444,338
           EOG Resources, Inc.                    9,360      432,151
           Equitable Resources, Inc.             19,980      857,542
           Kinder Morgan Energy Partners, L.P.   28,353    1,396,884
           Peoples Energy Corp.                  16,885      709,845
           Questar Corp.                         37,025    1,301,429
                                                          ----------
                                                           6,043,095
                                                          ----------
           Telecommunication Services -- 7.5%
           Alltel Corp.                          17,200      801,176
           Cellular Telecom                      20,000      186,800
           CenturyTel, Inc.                      18,080      589,770
           Verizon Communications, Inc.             244        8,559
                                                          ----------
                                                           1,586,305
                                                          ----------
           Water Utility -- 5.8%
           Philadelphia Suburban Corp.           40,237      889,238
           United Utilities PLC                  18,350      331,217
                                                          ----------
                                                           1,220,455
                                                          ----------
           Total Common Stocks
            (Cost $18,940,526)                            20,918,223
                                                          ----------

                                                  Shares or
                                                  Principal
       Security Description                       Amount ($)  Value ($)
       --------------------                       ---------- ----------
         Repurchase Agreements -- 0.7%
       Salomon Smith Barney, Inc., 1.05%,
        01/02/04, (Collateralized by $139,939
        Eureka Securities Commercial Paper,
        at 1.06%, due 02/18/04,
        value -- $139,741)                         137,000      137,000
                                                             ----------
       Total Repurchase Agreements
        (Cost $137,000)                                         137,000
                                                             ----------
       Total Investments -- 100.1%
        (Cost $19,077,526) (a)                               21,055,223
                                                             ----------
       Liabilities less Other Assets -- (0.1%)                  (16,896)
                                                             ----------
       Total Net Assets -- 100.0%                            21,038,327
                                                             ----------
         Trustee Deferred Compensation*
       The Flex-funds Dynamic Growth Fund              889        6,819
       The Flex-funds Highlands Growth Fund            741       10,982
       The Flex-funds Muirfield Fund                 2,801       13,417
       The Flex-funds Total Return Utilities Fund      598        8,545
                                                             ----------
       Total Trustee Deferred Compensation
        (Cost $39,860)                                           39,763
                                                             ----------

(a) Represents cost for financial reporting purposes and may differ for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

             Unrealized appreciation                    $2,616,978
             Unrealized depreciation                      (639,281)
                                                        ----------
             Net unrealized appreciation (depreciation) $1,977,697
                                                        ==========

#  Represents non-income producing securities.
* Assets of affiliates to The Total Return Utilities Fund held for the benefit of the Fund's Trustees in connection with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Investments
December 31, 2003
--------------------------------------------------------------------------------

                           The Highlands Growth Fund

                                                 Shares or
                                                 Principal
         Security Description                    Amount ($) Value ($)
         --------------------                    ---------- ----------
           Common Stocks -- 97.8%
         Capital Goods, Materials & Services -- 8.4%
         (Subadvised by Sector Capital Management, L.L.C.)
         Agilent Technologies, Inc. #               2,450       71,638
         Alcoa, Inc.                                2,200       83,600
         Allegheny Technologies, Inc.               1,350       17,847
         Cintas Corp.                               1,400       70,140
         Deere & Co.                                  950       61,797
         Dow Chemical                               2,100       87,297
         Eaton Corp.                                  550       59,389
         Freeport McMoran Copper -- Class B         1,100       46,343
         Goldcorp, Inc.                             3,600       57,420
         Illinois Tool Works, Inc.                    900       75,519
         Inco, Ltd. #                               2,350       93,577
         Ingersoll-Rand Co. -- Class A                900       61,092
         Johnson Controls, Inc.                       492       57,131
         Lennar Corp. -- Class A                      600       57,600
         Manpower, Inc.                             1,300       61,204
         Monsanto Co.                               2,100       60,438
         Navistar International Corp. #             1,300       62,257
         Nextel Communication, Inc. -- Class A #    4,400      123,464
         Omnicom Group, Inc.                          775       67,681
         PPG Industries, Inc.                           1           64
         Paccar, Inc.                                 900       76,608
         Paychex, Inc.                              1,300       48,360
         Phelps Dodge Corp. #                         900       68,481
         Praxair, Inc.                              1,480       56,536
         Toll Brothers, Inc. #                      1,750       69,580
         United States Steel Corp.                  2,200       77,044
                                                            ----------
                                                             1,672,107
                                                            ----------
         Consumer Durable Goods -- 8.0%
         (Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
         Aeropostale, Inc. #                        3,850      105,567
         Best Buy Co., Inc.                         1,460       76,270
         Circuit City Stores, Inc.                  1,940       19,652
         Costco Wholesale Corp. #                   2,040       75,847
         General Motors Corp.                       1,260       67,284
         Home Depot, Inc.                           5,730      203,357
         Lowe's Companies, Inc.                     2,910      161,185
         Target Corp.                               4,560      175,104
         Wal-Mart Stores, Inc.                     10,610      562,861
         Walgreen Co.                               4,270      155,343
                                                            ----------
                                                             1,602,470
                                                            ----------
         Consumer Non-durable Goods -- 13.7%
         (Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
         Action Performance Companies, Inc.         4,003       78,459
         Altria Group, Inc.                         5,580      303,664
         Anheuser-Busch Companies, Inc.             1,770       93,244
         Bunge Ltd.                                 3,310      108,965
         Carnival Corp.                             1,810       71,911
         Clear Channel Communications, Inc.         1,970       92,255
         Coca-Cola Co., The                         4,970      252,227
         Comcast Corp. -- Special -- Class A #      7,050      220,594
         ConAgra Foods, Inc.                        4,440      117,172
         Fortune Brands, Inc.                       1,110       79,354

                                                Shares or
                                                Principal
           Security Description                 Amount ($) Value ($)
           --------------------                 ---------- ----------
             Common Stocks -- continued
           Gannett Co.                             1,010       90,052
           Haggar Corp.                            1,160       22,632
           Hain Celestial Group, Inc. #            4,310      100,035
           JAKKS Pacific, Inc. #                   5,880       77,322
           PepsiCo, Inc.                           3,740      174,359
           Procter & Gamble Co.                    2,240      223,731
           Starwood Hotels & Resorts Worldwide,
            Inc.                                   1,770       63,667
           Time Warner, Inc. #                     8,050      144,819
           VF Corp.                                1,160       50,158
           Viacom, Inc. -- Class B                 3,263      144,812
           Walt Disney Co., The                    3,670       85,621
           Wendy's International, Inc.             3,780      148,327
                                                           ----------
                                                            2,743,380
                                                           ----------
           Energy -- 5.9%
           (Subadvised by The Mitchell Group, Inc.)
           Amerada Hess Corp.                      1,000       53,170
           BP PLC Sponsored ADR                    1,548       76,393
           Chevron Texaco Corp.                    2,056      177,618
           ConocoPhillips                          1,600      104,912
           Devon Energy Corp.                      1,000       57,260
           Exxon Mobil Corp.                      12,424      509,384
           FMC Technologies, Inc. #                2,600       60,580
           Pioneer Natural Resources Co. #         2,000       63,860
           Schlumberger, Ltd.                      1,400       76,608
                                                           ----------
                                                            1,179,785
                                                           ----------
           Finance -- 23.0%
           (Subadvised by Clover Partners LP)
           American Express Co.                    4,205      202,807
           American International Group, Inc.      3,295      218,393
           Charter One Financial, Inc.             5,900      203,845
           Citigroup, Inc.                         9,195      446,325
           Fifth Third Bancorp                     6,760      399,516
           FleetBoston Financial Corp.            11,150      486,698
           General Electric Co.                   24,085      746,153
           Goldman Sachs Group, Inc.               3,010      297,177
           Intercept, Inc. #                       8,740       98,412
           Janus Capital Group, Inc.              15,660      256,981
           M & T Bank Corp.                        1,480      145,484
           Mellon Financial Corp.                  5,900      189,449
           Mercantile Bankshares Corp.             2,580      117,596
           Merrill Lynch & Co., Inc.               2,290      134,308
           National Commerce Financial Corp.       3,240       88,387
           PMI Group, Inc.                         6,950      258,749
           Suntrust Banks, Inc.                    1,870      133,705
           Texas Regional Bancshares -- Class A    4,400      162,800
           Wachovia Corp. -- Preferred Dividend
            Equalization                           1,700            0
                                                           ----------
                                                            4,586,785
                                                           ----------
           Health -- 13.3%
           (Subadvised by Matrix Asset Advisors, Inc.)
           Abbott Laboratories                     3,050      142,130
           AMGEN, Inc. #                           3,850      237,892
           Baxter International, Inc.              7,525      229,663

                                                                 The Flex-funds

Schedule of Investments
December 31, 2003
--------------------------------------------------------------------------------

                           The Highlands Growth Fund

                                                 Shares or
                                                 Principal
          Security Description                   Amount ($) Value ($)
          --------------------                   ---------- ----------
            Common Stocks -- continued
          Boston Scientific Corp. #                 2,750      101,090
          Bristol-Myers Squibb Co.                  6,900      197,340
          Guidant Corp.                             2,750      165,550
          Johnson & Johnson                         3,925      202,766
          Lilly, Eli & Co.                            775       54,506
          Medimmune, Inc. #                         4,275      108,499
          Merck & Co., Inc.                         6,650      307,230
          Pfizer, Inc.                             19,575      691,584
          Wyeth                                     4,900      208,005
                                                            ----------
                                                             2,646,255
                                                            ----------
          Technology -- 18.5%
          (Subadvised by Dresdner RCM Global Investors, L.L.C.)
          3 M Co.                                     700       59,521
          ASML Holding NV NY Registered
           Shares #                                 2,780       55,739
          Agere Systems, Inc. -- Class A           32,510       99,156
          Alcatel SA -- Sponsored ADR #             4,220       54,227
          CDW Corp.                                 1,070       61,803
          Cisco Systems, Inc. #                    10,210      247,388
          Citrix Systems, Inc.                      6,900      146,004
          Comverse Technology, Inc. #               6,780      119,260
          Cypress Semiconductor Corp.               2,620       55,963
          Dell, Inc. #                              2,855       97,013
          Fairchild Semiconductor International,
           Inc. #                                   1,060       26,468
          Hewlett-Packard Co.                       7,640      175,491
          Intel Corp.                              15,360      492,288
          Intersil Corp. -- Class A                 2,610       64,859
          Jabil Circuit, Inc. #                     1,690       47,827
          Macromedia, Inc. #                        5,470       97,092
          Marvell Technology Group, Ltd. #          1,440       54,619
          Mercury Interactive Corp. #               3,030      147,379
          Microchip Technology, Inc.                1,380       46,051
          Microsoft Corp.                          10,900      298,333
          National Semiconductor Corp. #            1,200       47,292
          Northrop Grumman Corp.                      600       57,360
          Novell, Inc. #                           15,680      165,110
          Oracle Corp. #                           21,760      287,885
          SAP AG Sponsored ADR                      2,500      103,900
          SOHU.com, Inc. #                          1,640       49,052
          United Technologies Corp.                   635       60,179
          Veritas Software Corp. #                  2,730      101,065
          Western Digital Corp. #                   7,290       85,949
          Yahoo! #                                  4,490      202,185
          eBay, Inc. #                              1,330       85,931
                                                            ----------
                                                             3,692,389
                                                            ----------
          Transportation -- 1.4%
          (Subadvised by Miller/Howard Investments, Inc.)
          Burlington Northern Santa Fe Corp.          640       20,704
          CSX Corp.                                   352       12,651
          Delta Air Lines, Inc.                       205        2,421
          FedEx Corp.                                 505       34,087
          Norfolk Southern Corp.                      650       15,372
          Ryder System, Inc.                          100        3,415
          Sabre Holdings Corp.                        245        5,290
          Southwest Airlines Co.                    1,443       23,290

                                                  Shares or
                                                  Principal
       Security Description                       Amount ($)  Value ($)
       --------------------                       ---------- ----------
         Common Stocks -- continued
       Union Pacific Corp.                             415       28,834
       United Parcel Service, Inc. -- Class B        1,915      142,763
                                                             ----------
                                                                288,827
                                                             ----------
       Utilities -- 5.6%
       (Subadvised by Sector Capital Management, L.L.C.)
       BCE, Inc.                                     4,800      107,328
       BellSouth Corp.                               4,000      113,200
       Calpine Corp. #                              18,000       86,580
       Constellation Energy Group                    4,000      156,640
       Duke Energy Corp.                             6,000      122,700
       Exelon Corp.                                  1,700      112,812
       FPL Group, Inc.                               1,330       87,008
       FirstEnergy Corp.                             2,400       84,480
       Oneok, Inc.                                   8,000      176,640
       Public SVC Enterprise Group, Inc.             1,700       74,460
                                                              1,121,848
                                                             ----------
       Total Common Stocks
        (Cost $17,381,200)                                   19,533,850
                                                             ----------
         U.S. Government Obligations -- 0.3%
       U.S. Treasury Bills
         0.92%, due 01/02/2004                      50,000       49,999
                                                             ----------
       Total U.S. Government Obligations (Cost
        $49,999)                                                 49,999
                                                             ----------
         Repurchase Agreements -- 1.9%
       Salomon Smith Barney, Inc., 1.05%,
        01/02/04, (Collateralized by
        $397,345 Eureka Securities
        Commercial Paper, at 1.06%, due
        02/18/04, value -- $396,783)               389,000      389,000
                                                             ----------
       Total Repurchase Agreements
        (Cost $389,000)                                         389,000
                                                             ----------
       Total Investments -- 100.0%
        (Cost $17,820,199) (a)                               19,972,849
                                                             ----------
       Liabilities less Other Assets -- (0.0%)                   (4,351)
                                                             ----------
       Total Net Assets -- 100.0%                            19,968,498
                                                             ----------
         Trustee Deferred Compensation *
       The Flex-funds Dynamic Growth Fund            1,389       10,654
       The Flex-funds Highlands Growth Fund          1,239       18,362
       The Flex-funds Muirfield Fund                 4,519       21,646
       The Flex-funds Total Return Utilities Fund      985       14,076
                                                             ----------
       Total Trustee Deferred Compensation
        (Cost $68,004)                                           64,738
                                                             ----------

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting of approximately $288,686. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

             Unrealized appreciation                    $2,707,185
             Unrealized depreciation                      (843,221)
                                                        ----------
             Net unrealized appreciation (depreciation) $1,863,964
                                                        ==========

ADR: American Depository Receipt
#  Represents non-income producing securities.
* Assets of affiliates to The Highlands Growth Fund held for the benefit of the Fund's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Investments
December 31, 2003
--------------------------------------------------------------------------------

                            The Dynamic Growth Fund

                                                 Shares or
                                                 Principal
        Security Description                     Amount ($)  Value ($)
        --------------------                     ---------- ----------
          Registered Investment Companies -- 84.7%
        AIM Opportunities Fund -- Class A #        268,987   3,808,861
        Federated Kaufmann Fund -- Class A #       865,908   4,294,903
        Federated Kaufmann Small Cap Fund --
         Class A #                                 128,175   2,282,802
        Fidelity Advisor Value Strategies Fund #   141,046   4,505,014
        PBHG Emerging Growth Fund #                 80,565   1,058,621
        Rydex Series Precious Metals Fund #         41,568   1,846,463
                                                            ----------
        Total Registered Investment Companies
         (Cost $14,907,381)                                 17,796,664
                                                            ----------
          U.S. Government Obligations -- 1.9%
        U.S. Treasury Bill, 0.92%,
         due 01/02/04 *                            400,000     399,990
                                                            ----------
        Total U.S. Government Obligations
         (Cost $399,990)                                       399,990
                                                            ----------
          Repurchase Agreements -- 13.5%
        Salomon Smith Barney, Inc., 1.05%,
         01/02/04, (Collateralized by
         $2,908,073 Eureka Securities
         Commercial Paper, at 1.06%, due
         02/18/04, value -- $2,903,956)          2,847,000   2,847,000
                                                            ----------
        Total Repurchase Agreements
         (Cost $2,847,000)                                   2,847,000
                                                            ----------
        Total Investments -- 100.1%
         (Cost $18,154,371) (a)                             21,043,654
                                                            ----------
        Liabilities less Other Assets -- (0.1%)                (19,889)
                                                            ----------
        Total Net Assets -- 100.0%                          21,023,765
                                                            ----------

                                                  Shares or
                                                  Principal
       Security Description                       Amount ($)  Value ($)
       --------------------                       ---------- ------------
         Trustee Deferred Compensation **
       The Flex-funds Dynamic Growth Fund             558        4,280
       The Flex-funds Highlands Growth Fund           358        5,306
       The Flex-funds Muirfield Fund                1,659        7,947
       The Flex-funds Total Return Utilities Fund     355        5,073
                                                               -------
       Total Trustee Deferred Compensation
        (Cost $20,624)                                          22,606
                                                               -------
         Futures Contracts
                                                     Long     Unrealized
                                                  Contracts  Appreciation
                                                  ---------- ------------
       Nasdaq 100 expiring March 2004,
        notional value $3,089,100                      21      142,905
                                                               -------
       Total Futures Contracts                                 142,905
                                                               -------

(a) Represents cost for financial reporting purposes and may differ for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

             Unrealized appreciation                    $2,890,032
             Unrealized depreciation                          (749)
                                                        ----------
             Net unrealized appreciation (depreciation) $2,889,283
                                                        ==========

#  Represents non-income producing security.
*  Pledged as collateral on futures contracts.
** Assets of affiliates to The Dynamic Growth Fund held for the benefit of the Fund's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Schedule of Investments
December 31, 2003
--------------------------------------------------------------------------------

                          The Aggressive Growth Fund

                                                   Shares or
                                                   Principal
         Security Description                      Amount ($) Value ($)
         --------------------                      ---------- ---------
           Registered Investment Companies -- 73.8%
         Federated Kaufmann Fund -- Class A #        259,053  1,284,904
         Federated Kaufmann Small Cap
          Fund -- Class A #                           77,272  1,376,207
         Fidelity Advisor Value Strategies Fund #     41,991  1,341,178
         PBHG Emerging Growth Fund #                  32,967    433,187
         PBHG Technology & Communications
          Fund #                                      99,182  1,072,157
         Rydex Series Precious Metals Fund #          27,607  1,226,306
                                                              ---------
         Total Registered Investment Companies
          (Cost $5,630,514)                                   6,733,939
                                                              ---------
           U.S. Government Obligations -- 3.3%
         U.S. Treasury Bill, 1.01%, due 05/13/04 *   100,000     99,665
         U.S. Treasury Bill, 0.92%, due 01/02/04 *   200,000    199,994
                                                              ---------
         Total U.S. Government Obligations
          (Cost $299,630)                                       299,659
                                                              ---------
           Repurchase Agreements -- 22.6%
         Salomon Smith Barney, Inc.,
          1.05%, 01/02/04, (Collateralized by
          $2,109,298 Eureka Securities
          Commercial Paper, at 1.06%,
          due 02/18/04, value -- $2,106,312)       2,065,000  2,065,000
                                                              ---------
         Total Repurchase Agreements
          (Cost $2,065,000)                                   2,065,000
                                                              ---------
         Total Investments -- 99.7%
          (Cost $7,995,144) (a)                               9,098,598
                                                              ---------
         Other Assets less Liabilities -- 0.3%                   23,817
                                                              ---------
         Total Net Assets -- 100.0%                           9,122,415
                                                              ---------

                                                   Shares or
                                                   Principal
        Security Description                       Amount ($) Value ($)
        --------------------                       ---------- ---------
          Trustee Deferred Compensation **
        The Flex-funds Dynamic Growth Fund             485      3,720
        The Flex-funds Highlands Growth Fund           308      4,565
        The Flex-funds Muirfield Fund                1,438      6,888
        The Flex-funds Total Return Utilities Fund     307      4,387
                                                               ------
        Total Trustee Deferred Compensation
         (Cost $17,816)                                        19,560
                                                               ------

               Futures Contracts
                                               Long     Unrealized
                                             Contracts Appreciation
                                             --------- ------------
             Nasdaq 100 expiring March 2004,
              notional value $2,206,500         15        88,465
                                                          ------
             Total Futures Contracts                      88,465
                                                          ------

(a) Represents cost for financial reporting purposes and may differ for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

             Unrealized appreciation                    $1,104,090
             Unrealized depreciation                          (636)
                                                        ----------
             Net unrealized appreciation (depreciation) $1,103,454
                                                        ==========

#  Represents non-income producing securities.
*  Pledged as collateral on futures contracts.
** Assets of affiliates to The Aggressive Growth Fund held for the benefit of the Fund's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Investments
December 31, 2003
--------------------------------------------------------------------------------

                         The U.S. Government Bond Fund

                                                 Principal
                                                 Amount ($)
          Security Description                   or Shares  Value ($)
          --------------------                   ---------- ----------
            U.S. Government Obligations -- 97.1%
          U.S. Treasury Note
          3.38%, due 11/15/08                    1,800,000   1,814,062
          U.S. Treasury Note
          4.25%, due 08/15/13                    4,700,000   4,708,086
          U.S. Treasury Note
          4.25%, due 11/15/13                    4,000,000   3,998,750
                                                            ----------
          Total U.S. Government Obligations
           (Cost $10,522,523)                               10,520,898
                                                            ----------
            Repurchase Agreements -- 2.1%
          Salomon Smith Barney, Inc., 1.05%,
           01/02/04, (Collateralized by $237,998
           Eureka Securities Commercial Paper,
           at 1.06%, due 02/18/04,
           value -- $237,661)                      233,000     233,000
                                                            ----------
          Total Repurchase Agreements
           (Cost $233,000)                                     233,000
                                                            ----------
          Total Investments -- 99.2%
           (Cost $10,755,523) (a)                           10,753,898
                                                            ----------
          Other Assets less Liabilities -- 0.8%                 85,872
                                                            ----------
          Total Net Assets -- 100.0%                        10,839,770
                                                            ----------

                                                     Principal
                                                     Amount ($) Value
          Security Description                       or Shares   ($)
          --------------------                       ---------- ------
            Trustee Deferred Compensation *
          The Flex-funds Dynamic Growth Fund             662     5,078
          The Flex-funds Highlands Growth Fund           586     8,685
          The Flex-funds Muirfield Fund                2,116    10,136
          The Flex-funds Total Return Utilities Fund     453     6,473
                                                                ------
          Total Trustee Deferred Compensation
           (Cost $30,852)                                       30,372
                                                                ------

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting of approximately $7,765. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

              Unrealized appreciation                    $ 19,502
              Unrealized depreciation                     (28,892)
                                                         --------
              Net unrealized appreciation (depreciation) $ (9,390)
                                                         ========

* Assets of affiliates to The U.S. Government Bond Fund held for the benefit of the Fund's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Schedule of Investments
December 31, 2003
--------------------------------------------------------------------------------

                            Money Market Portfolio

                                                   Principal
                                  Coupon/          Amount ($)
      Security Description         Yield  Maturity or Shares   Value ($)
      --------------------        ------- -------- ---------- -----------
        Commercial Paper -- 6.2%
      CIT Group, Inc.              1.12%  01/06/04  2,719,000   2,718,577
      Duff & Phelps Utility &
       Corporate Bond Trust,
       Inc.**                      1.14%  02/06/04  5,905,000   5,898,268
      General Electric Capital
       Services, Inc.              1.08%  02/09/04  1,500,000   1,498,245
      Northern Illinois Gas        1.11%  03/02/04  2,000,000   1,996,239
                                                              -----------
      Total Commercial Paper
       (Cost $12,111,329)                                      12,111,329
                                                              -----------
        Corporate Obligations -- 58.3%
      Abbott Laboratories          5.13%  07/01/04  1,000,000   1,019,575
      American Express Co.         6.75%  06/23/04  2,000,000   2,052,614
      Aquarium Holdings, KY**      1.25%* 01/02/04    108,000     108,000
      Associates Corp.             5.50%  02/15/04    700,000     703,738
      Austin Printing Co., Inc.**  1.21%* 01/02/04  1,815,000   1,815,000
      Bath Technologies, Inc.**    1.21%* 01/02/04  1,310,000   1,310,000
      Bank Of America Corp.        7.75%  08/15/04    651,000     676,686
      Bear Stearns Co., Inc.       6.63%  01/15/04    500,000     501,037
      Bear Stearns Co., Inc.       6.15%  03/02/04    965,000     972,930
      Bear Stearns Co., Inc.**     1.70%* 06/01/04  2,870,000   2,875,287
      Bear Stearns Co., Inc.       6.63%  10/01/04    750,000     778,691
      Beaver Creek
       Enterprise**                1.21%* 01/02/04  1,590,000   1,590,000
      Cascade Plaza Project**      1.21%* 01/02/04  8,395,000   8,395,000
      Citigroup, Inc.              5.50%  02/15/04  1,500,000   1,507,878
      Citigroup, Inc.              5.63%  05/17/04  3,618,000   3,677,154
      Clark Grave Vault Co.**      1.25%* 01/02/04  1,200,000   1,200,000
      Commercial Credit Co.        7.88%  07/15/04  1,430,000   1,480,385
      Coughlin Family Property,
       Inc.**                      1.25%* 01/02/04  1,605,000   1,605,000
      CVS Corp.**                  5.50%  02/15/04  5,000,000   5,026,642
      DuPont, E.I.,De Nemours
       & Co.                       8.13%  03/15/04    543,000     550,635
      Espanola/Nambe**             1.21%* 01/02/04    915,000     915,000
      FleetBoston Financial
       Corp.                       8.13%  07/01/04  3,000,000   3,101,820
      FPL Group Capital, Inc.      6.88%  06/01/04  4,000,000   4,091,247
      General Electric Capital
       Corp.                       5.38%  04/23/04  1,220,000   1,234,874
      Gordon Flesch Co.
       Project**                   1.21%* 01/02/04    900,000     900,000
      Heller Financial, Inc.       6.00%  03/19/04    610,000     616,289
      Isaac Tire, Inc.**           1.25%* 01/02/04    870,000     870,000
      J.P. Morgan & Co., Inc.      5.69%  02/10/04  3,000,000   3,013,911
      J.P. Morgan & Co., Inc.      7.63%  09/15/04    365,000     380,920
      K.L. Morris, Inc.**          1.25%* 01/02/04  2,095,000   2,095,000
      Kiser Street, Inc.**         1.21%* 01/02/04  1,785,000   1,785,000
      Leggett & Platt, Inc.**      6.90%  06/29/04  2,000,000   2,055,281
      Martin Wheel Co, Inc.**      1.44%* 01/02/04  2,420,000   2,420,000
      Merrill Lynch & Co., Inc.    5.70%  02/06/04  1,500,000   1,506,251
      Merrill Lynch & Co., Inc.    6.55%  08/01/04  5,336,000   5,495,757
      MetLife Insurance Co.***     1.25%* 01/02/04 12,000,000  12,000,000
      Morgan Stanley Dean
       Witter & Co.                5.63%  01/20/04  2,785,000   2,791,405
      Mubea, Inc.**                1.21%* 01/02/04  5,825,000   5,825,000
      Osco Industries, Inc.**      1.21%* 01/02/04  1,200,000   1,200,000

                                                   Principal
                                  Coupon/          Amount ($)
      Security Description         Yield  Maturity or Shares   Value ($)
      --------------------        ------- -------- ---------- -----------
        Corporate Obligations -- continued
      O.K.I. Supply Co.**          1.25%* 01/02/04  1,460,000   1,460,000
      Paine Webber Group, Inc.     6.38%  05/15/04    200,000     203,671
      Presrite Corp.**             1.21%* 01/02/04    170,000     170,000
      Pro Tire, Inc.**             1.25%* 01/02/04  1,045,000   1,045,000
      R.I. Lampus Co.**            1.21%* 01/02/04    625,000     625,000
      Salomon, Inc.                7.20%  02/01/04  2,101,000   2,111,142
      Seariver Maritime, Inc.**    1.13%* 01/02/04  4,400,000   4,400,000
      SGS Tool Co.**               1.21%* 01/02/04    600,000     600,000
      Wachovia Corp.               8.38%  04/15/04  4,185,000   4,270,779
      Wachovia Corp.               7.20%  08/15/04    788,000     816,061
      Wells Fargo & Co.            9.13%  02/01/04  1,000,000   1,006,402
      White Castle Project**       1.21%* 01/02/04  6,500,000   6,500,000
                                                              -----------
      Total Corporate Obligations
       (Cost $113,352,062)                                    113,352,062
                                                              -----------
        U.S. Government Agency Obligations -- 14.3%
      Federal Home Loan Bank       5.17%  01/08/04    515,000     515,363
      Federal Home Loan Bank       5.22%  01/12/04    500,000     500,587
      Federal Home Loan Bank       3.25%  02/13/04    510,000     511,137
      Federal Home Loan Bank       6.75%  04/05/04    300,000     304,217
      Federal Home Loan Bank       3.40%  07/19/04    500,000     505,645
      Federal Home Loan Bank       1.20%  08/20/04  3,000,000   3,000,000
      Federal Home Loan Bank       1.40%  09/01/04  3,000,000   3,000,000
      Federal Home Loan Bank       1.50%  12/24/04  1,000,000   1,000,000
      Federal Home Loan
       Mortgage Corp.              3.33%  01/30/04    500,000     500,842
      Federal Home Loan
       Mortgage Corp.              6.25%  07/15/04  5,017,000   5,150,277
      Federal Home Loan
       Mortgage Corp.              1.50%  11/16/04  2,000,000   2,000,000
      Federal National
       Mortgage Association        8.63%  06/30/04    200,000     207,151
      Federal National
       Mortgage Association        7.40%  07/01/04    500,000     514,749
      Federal National
       Mortgage Association        1.25%  08/27/04  3,000,000   3,000,000
      Federal National
       Mortgage Association        1.50%  12/03/04  2,000,000   2,000,000
      Federal National
       Mortgage Association        1.50%  12/21/04  3,000,000   3,000,000
      Federal National
       Mortgage Association        1.65%  12/30/04  2,000,000   2,000,000
                                                              -----------
      Total U.S. Government Agency Obligations
       (Cost $27,709,968)                                      27,709,968
                                                              -----------
        Variable Rate Demand Notes -- 5.2%
      Caterpillar Financial, Inc.  2.25%* 01/05/04 10,064,934  10,064,934
                                                              -----------
      Total Variable Rate Demand Notes
       (Cost $10,064,934)                                      10,064,934
                                                              -----------

The Flex-funds

Schedule of Investments
December 31, 2003
--------------------------------------------------------------------------------

                            Money Market Portfolio

                                                 Principal
                                Coupon/          Amount ($)
        Security Description     Yield  Maturity or Shares   Value ($)
        --------------------    ------- -------- ---------- -----------
          Demand Deposits -- 3.6%
        Bank One Corp.           1.24%* 01/02/04  4,021,783   4,021,783
        National City Corp.      1.98%* 01/02/04  3,010,779   3,010,779
                                                            -----------
        Total Demand Deposits
         (Cost $7,032,562)                                    7,032,562
                                                            -----------
          Repurchase Agreements -- 13.6%
        Salomon Smith Barney,
         Inc., 1.05%, 01/02/04,
         (Collateralized by
         $26,916,270 Eureka
         Securities Commercial
         Paper, at 1.06%,
         due 02/18/04,
         value -- $26,878,167)                   26,351,000  26,351,000
                                                            -----------
        Total Repurchase Agreements
         (Cost $26,351,000)                                  26,351,000
                                                            -----------
        Total Investments -- 101.2%
         (Cost $196,621,855) (a)                            196,621,855
                                                            -----------
        Liabilities less Other Assets -- (1.2%)              (2,275,888)
                                                            -----------
        Total Net Assets -- 100.0%                          194,345,967
                                                            -----------

                                                    Principal
                                   Coupon/          Amount ($)
       Security Description         Yield  Maturity or Shares  Value ($)
       --------------------        ------- -------- ---------- ---------
         Trustee Deferred Compensation ****
       The Flex-funds Dynamic
        Growth Fund                                   1,196      9,173
       The Flex-funds Highlands
        Growth Fund                                   1,178     17,458
       The Flex-funds Muirfield Fund                  4,158     19,917
       The Flex-funds Total Return
        Utilities Fund                                  967     13,818
                                                                ------
       Total Trustee Deferred Compensation
        (Cost $60,366)                                          60,366
                                                                ------

(a) Cost for federal income tax and financial reporting purposes are the same.
* Variable rate security. Interest rate is as of December 31, 2003. Maturity date reflects the next rate change date.
** Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of December 31, 2003, securities restricted as to resale to institutional investors represented 31.9% of Total Investments.
*** Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. As of December 31, 2003, illiquid securities represented 6.1% of Total Investments.
**** Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets & Liabilities
December 31, 2003
--------------------------------------------------------------------------------

                                                                                  The        The Total
                                                                               Muirfield       Return
                                                                                 Fund      Utilities Fund
                                                                             ------------  --------------
Assets
Investments, at value*                                                       $ 58,038,388   $ 20,918,223
Repurchase agreements, at value*                                                  563,000        137,000
Trustee deferred compensation investments, at value                               130,615         39,763
Cash                                                                                  770             82
Receivable for securities sold                                                         --             --
Receivable for net variation margin on futures contracts                            1,900             --
Investments in corresponding portfolio, at value
Receivable for capital stock issued                                                 7,179          4,426
Receivable from investment advisor                                                     --             --
Interest and dividend receivable                                                       16         49,030
Prepaid expenses/other assets                                                      41,060         20,334
---------------------------------------------------------------------------------------------------------
Total Assets                                                                   58,782,928     21,168,858
---------------------------------------------------------------------------------------------------------

Liabilities
Payable for Trustee Deferred Compensation Plan                                    130,615         39,763
Payable for net variation margin on futures contracts                                  --             --
Payable for capital stock redeemed                                                 36,093         39,995
Dividends payable                                                                      --            893
Payable to investment advisor                                                      47,426         17,591
Accrued distribution plan (12b-1) fees                                              7,217          6,485
Accrued transfer agent, fund accounting, and administrative fees                   10,264          5,275
Accrued trustee fees                                                                2,111          1,733
Other accrued liabilities                                                          25,004         18,796
---------------------------------------------------------------------------------------------------------
Total Liabilities                                                                 258,730        130,531
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net Assets                                                                   $ 58,524,198   $ 21,038,327
---------------------------------------------------------------------------------------------------------

Net Assets
Capital                                                                      $ 74,364,715   $ 30,615,791
Accumulated undistributed (distributions in excess of) net investment income           --           (893)
Accumulated undistributed net realized gain (loss) from investments and
  futures contracts                                                           (25,104,952)   (11,554,268)
Net unrealized appreciation (depreciation) of investments and futures
  contracts                                                                     9,264,435      1,977,697
---------------------------------------------------------------------------------------------------------
Total Net Assets                                                             $ 58,524,198   $ 21,038,327
---------------------------------------------------------------------------------------------------------

Capital Stock Outstanding (indefinite number of shares authorized,
  $0.10 par value)                                                             12,216,167      1,472,547

Net Asset Value, Offering and Redemption Price Per Share                     $       4.79   $      14.29
---------------------------------------------------------------------------------------------------------
* Investments, at cost                                                       $ 49,357,003   $ 19,077,526
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------


                                                  The U.S.    The Money
      The Highlands The Dynamic  The Aggressive  Government    Market
       Growth Fund  Growth Fund   Growth Fund    Bond Fund      Fund
      ------------- -----------  -------------- -----------  ------------
       $19,583,849  $18,196,654   $ 7,033,598   $10,520,898
           389,000    2,847,000     2,065,000       233,000
            64,738       22,606        19,560        30,372
                12          323           550           866
             3,814           --            --            --
                --           --            --            --
                                                             $165,650,714
             6,209       25,672        52,709         2,639            --
                --           --            --         1,204         8,157
            33,839           83            60       105,251
             9,125       12,313         7,450         5,576        35,400
      -------------------------------------------------------------------
        20,090,586   21,104,651     9,178,927    10,899,806   165,694,271
      -------------------------------------------------------------------

            64,738       22,606        19,560        30,372
                --        7,350         5,250
             2,403       10,087         2,779         1,110            --
                --           --            --         1,289        13,594
            16,609       13,123         5,661         3,750
            10,321        3,160         2,447         3,469        29,579
             5,341        4,930         2,059         2,483        23,392
             3,163        1,710         1,299         1,225
            19,513       17,920        17,457        16,338        21,103
      -------------------------------------------------------------------
           122,088       80,886        56,512        60,036        87,668
      -------------------------------------------------------------------
      -------------------------------------------------------------------
       $19,968,498  $21,023,765   $ 9,122,415   $10,839,770  $165,606,603
      -------------------------------------------------------------------

       $25,448,474  $26,170,209   $16,259,155   $11,466,741  $165,606,603
                --           --            --       155,537            --
        (7,632,626)  (8,178,632)   (8,328,659)     (780,883)           --
         2,152,650    3,032,188     1,191,919        (1,625)           --
      -------------------------------------------------------------------
       $19,968,498  $21,023,765   $ 9,122,415   $10,839,770  $165,606,603
      -------------------------------------------------------------------

         1,347,856    2,740,327     1,372,222       516,197   165,606,603

       $     14.82  $      7.67   $      6.65   $     21.00  $       1.00
      -------------------------------------------------------------------
       $17,820,199  $18,154,371   $ 7,995,144   $10,755,523
      -------------------------------------------------------------------

The Flex-funds

Statements of Operations
For the Year Ended December 31, 2003
--------------------------------------------------------------------------------

                                                                            The         The Total
                                                                         Muirfield   Return Utilities
                                                                           Fund            Fund
                                                                        -----------  ----------------
Net Investment Income (Loss) from Corresponding Portfolio *
Interest                                                                $    90,852    $       362
Dividends                                                                        --        248,468
Expenses net of reductions                                                 (155,787)       (66,014)
-----------------------------------------------------------------------------------------------------
Total Net Investment Income (Loss) from Corresponding Portfolio             (64,935)       182,816
-----------------------------------------------------------------------------------------------------

Investment Income **
Interest                                                                     27,540          6,324
Dividends                                                                    55,618        545,811
-----------------------------------------------------------------------------------------------------
Total Investment Income                                                      83,158        552,135
-----------------------------------------------------------------------------------------------------

Fund Expenses
Investment advisor **                                                       378,262        142,357
Transfer agent                                                               62,080         23,038
Fund accounting **                                                           28,530         17,825
Administrative                                                               25,867          9,599
Trustee **                                                                   10,884          7,826
Audit                                                                         8,682         10,505
Legal                                                                         3,051          5,592
Custody **                                                                    4,340          2,311
Printing                                                                      7,126          3,708
Distribution plan (12b-1)                                                   103,472         47,499
Postage                                                                      11,437          8,393
Registration and filing                                                       8,993         12,722
Insurance                                                                     3,470          1,330
Other                                                                        14,770         13,668
-----------------------------------------------------------------------------------------------------
Total Expenses Before Reductions                                            670,964        306,373
-----------------------------------------------------------------------------------------------------

Expenses reimbursed by investment advisor                                        --             --
Expenses paid indirectly **                                                 (39,062)        (2,956)
Distribution plan (12b-1) expenses waived                                   (67,258)            --
Transfer agent expenses waived                                                   --             --
-----------------------------------------------------------------------------------------------------
Net Expenses                                                                564,644        303,417
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                               (546,421)       431,534
-----------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) from Investments from
  Corresponding Portfolio *
Net realized gains (losses) from futures contracts                          (81,542)            --
Net realized gains (losses) from investments                             (2,826,968)    (1,311,837)
Net change in unrealized appreciation (depreciation) of investments and
  futures contracts                                                         771,086        133,519
-----------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from Investments from
  Corresponding Portfolio                                                (2,137,424)    (1,178,318)
-----------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments **
Net realized gains (losses) from futures contracts                           52,765             --
Net realized gains (losses) from investments                              7,278,438     (1,068,775)
Net change in unrealized appreciation (depreciation) of investments and
  futures contracts                                                       8,298,845      4,547,369
-----------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from Investments                 15,630,048      3,478,594
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations                      $12,946,203    $ 2,731,810
-----------------------------------------------------------------------------------------------------

* This information represents activity for each fund, except The Money Market Fund, for the period January 1, 2003 through April 13, 2003. See the second paragraph of footnote 1 on page 43 for more information.
** This information represents activity for each fund, except The Money Market
   Fund, for the period April 14, 2003 through December 31, 2003. See the second paragraph of footnote 1 on page 43 for more information.

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------

                                                   The U.S.   The Money
        The Highlands The Dynamic  The Aggressive Government   Market
         Growth Fund  Growth Fund   Growth Fund   Bond Fund     Fund
         -----------  -----------  -------------- ---------- ----------
         $     1,714  $    13,036    $    6,952   $      --  $2,516,659
              93,407           --            --     141,678          --
             (67,516)     (53,675)      (26,200)    (30,443)   (343,380)
        ----------------------------------------------------------------
              27,605      (40,639)      (19,248)    111,235   2,173,279
        ----------------------------------------------------------------

               7,052       25,375        14,636     221,744
             222,210       31,763        19,174          --
        ----------------------------------------------------------------
             229,262       57,138        33,810     221,744
        ----------------------------------------------------------------

             137,795      103,542        42,281      37,542
              22,452       22,318         9,054      10,830     149,280
              17,369       17,395         8,456      12,975
               9,355        9,299         3,772       6,769      93,301
               5,952        6,342         6,418       6,572
              10,322       10,906        10,932      10,866       9,853
               6,218        5,374         5,111       4,373       5,350
               6,890        3,368         2,309       2,067
               5,593        1,464         1,501       2,103      53,193
              37,463       46,417        18,833      27,032     373,815
               8,221        2,516         2,022       3,389      65,133
              13,475        3,913         3,907       5,549      26,200
               1,335        1,251           540       1,037      11,531
               7,358        9,511         8,748       6,676      60,028
        ----------------------------------------------------------------
             289,798      243,616       123,884     137,780     847,684
        ----------------------------------------------------------------

                (146)     (21,082)      (26,017)     (4,551)   (106,944)
                (532)      (9,026)       (3,499)         --          --
             (12,536)     (37,197)      (13,883)    (12,183)   (264,972)
                  --       (3,721)       (1,510)     (2,708)    (13,353)
        ----------------------------------------------------------------
             276,584      172,590        78,975     118,338     462,415
        ----------------------------------------------------------------
        ----------------------------------------------------------------
             (19,717)    (156,091)      (64,413)    214,641   1,710,864
        ----------------------------------------------------------------

               2,039      124,550        (8,451)     (2,648)         --
          (1,542,265)  (1,045,793)     (379,422)   (155,670)         --

           1,268,083      800,078       177,746    (153,159)         --
        ----------------------------------------------------------------
            (272,143)    (121,165)     (210,127)   (311,477)         --
        ----------------------------------------------------------------
             124,467      892,315       504,365     (23,953)
             738,739    2,775,589     1,099,151    (581,737)

           3,906,322    2,561,446     1,170,579      35,281
        ----------------------------------------------------------------
           4,769,528    6,229,350     2,774,095    (570,409)
        ----------------------------------------------------------------
        ----------------------------------------------------------------
         $ 4,477,668  $ 5,952,094    $2,499,555   $(667,245) $1,710,864
        ----------------------------------------------------------------

The Flex-funds

Statements of Changes in Net Assets
For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                    The Total Return            The Highlands
                                       The Muirfield Fund            Utilities Fund              Growth Fund
                                   --------------------------  -------------------------  -------------------------
                                       2003          2002          2003         2002          2003         2002
                                   ------------  ------------  -----------  ------------  -----------  ------------
Operations
Net investment income (loss)       $   (546,421) $   (232,622) $   431,534  $    557,173  $   (19,717) $    (51,058)
Net realized gain (loss) from
  investments and futures
  contracts                           4,422,693    (3,689,880)  (2,380,612)   (7,125,558)    (677,020)   (4,865,896)
Net change in unrealized
  appreciation (depreciation) of
  investments and futures
  contracts                           9,069,931    (2,492,162)   4,680,888    (2,972,730)   5,174,405    (2,729,883)
--------------------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from operations          12,946,203    (6,414,664)   2,731,810    (9,541,115)   4,477,668    (7,646,837)
--------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income                   --       (57,484)    (431,534)     (557,165)          --            --
From net realized gain from
  investments and futures
  contracts                                  --            --           --            --           --            --
--------------------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from distributions               --       (57,484)    (431,534)     (557,165)          --            --
--------------------------------------------------------------------------------------------------------------------

Capital Transactions
Issued                               11,289,989    13,711,061    5,942,962     8,997,088    6,366,212    22,555,197
Reinvested                                   --        56,679      423,057       542,534           --            --
Redeemed                            (13,355,585)  (21,228,768)  (6,761,373)  (11,575,027)  (9,235,138)  (28,796,756)
--------------------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from capital
  transactions                       (2,065,596)   (7,461,028)    (395,354)   (2,035,405)  (2,868,926)   (6,241,559)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Total Change in Net Assets           10,880,607   (13,933,176)   1,904,922   (12,133,685)   1,608,742   (13,888,396)
--------------------------------------------------------------------------------------------------------------------

Net Assets -- Beginning of
  Period                             47,643,591    61,576,767   19,133,405    31,267,090   18,359,756    32,248,152
--------------------------------------------------------------------------------------------------------------------
Net Assets -- End of Period        $ 58,524,198  $ 47,643,591  $21,038,327  $ 19,133,405  $19,968,498  $ 18,359,756
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
  (distributions in excess of) net
  investment income                $         --  $         --  $      (893) $       (926) $        --  $         --
--------------------------------------------------------------------------------------------------------------------

Share Transactions
Issued                                2,845,877     3,323,158      462,165       595,226      528,012     1,710,021
Reinvested                                   --        15,074       32,816        38,578           --            --
Redeemed                             (3,305,185)   (5,148,173)    (533,173)     (801,364)    (756,753)   (2,218,167)
--------------------------------------------------------------------------------------------------------------------
Net change in shares                   (459,308)   (1,809,941)     (38,192)     (167,560)    (228,741)     (508,146)
--------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------

        The Dynamic              The Aggressive           The U.S. Government               The Money
        Growth Fund                Growth Fund                 Bond Fund                   Market Fund
--------------------------  ------------------------  --------------------------  ----------------------------
    2003          2002          2003         2002         2003          2002           2003           2002
------------  ------------  -----------  -----------  ------------  ------------  -------------  -------------
$   (156,091) $   (136,087) $   (64,413) $   (90,795) $    214,641  $    314,412  $   1,710,864  $   3,551,609
   2,746,661    (5,901,026)   1,215,643   (3,435,659)     (764,008)      835,522             --             --
   3,361,524       574,259    1,348,325      516,860      (117,878)      127,891             --             --
---------------------------------------------------------------------------------------------------------------
   5,952,094    (5,462,854)   2,499,555   (3,009,594)     (667,245)    1,277,825      1,710,864      3,551,609
---------------------------------------------------------------------------------------------------------------

          --            --           --           --      (214,641)     (314,412)    (1,710,864)    (3,551,609)
          --            --           --           --      (224,673)     (165,565)            --             --
---------------------------------------------------------------------------------------------------------------
          --            --           --           --      (439,314)     (479,977)    (1,710,864)    (3,551,609)
---------------------------------------------------------------------------------------------------------------

  14,439,731    15,800,899    1,266,436    2,321,604    20,270,426    24,045,883    201,399,826    279,654,157
          --            --           --           --       424,054       456,776      1,688,792      3,508,939
 (16,462,013)  (16,370,079)  (1,689,087)  (4,645,062)  (22,974,430)  (24,154,363)  (223,761,740)  (318,477,532)
---------------------------------------------------------------------------------------------------------------
  (2,022,282)     (569,180)    (422,651)  (2,323,458)   (2,279,950)      348,296    (20,673,122)   (35,314,436)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   3,929,812    (6,032,034)   2,076,904   (5,333,052)   (3,386,509)    1,146,144    (20,673,122)   (35,314,436)
---------------------------------------------------------------------------------------------------------------

  17,093,953    23,125,987    7,045,511   12,378,563    14,226,279    13,080,135    186,279,725    221,594,161
---------------------------------------------------------------------------------------------------------------
$ 21,023,765  $ 17,093,953  $ 9,122,415  $ 7,045,511  $ 10,839,770  $ 14,226,279  $ 165,606,603  $ 186,279,725
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
$         --  $         --  $        --  $        --  $    155,537  $    155,537  $          --  $          --
---------------------------------------------------------------------------------------------------------------

   2,460,619     2,625,849      229,909      415,706       900,181     1,056,785    201,399,826    279,654,157
          --            --           --           --        19,667        20,334      1,688,792      3,508,939
  (2,781,195)   (2,701,879)    (329,306)    (842,790)   (1,027,835)   (1,063,983)  (223,761,740)  (318,477,532)
---------------------------------------------------------------------------------------------------------------
    (320,576)      (76,030)     (99,397)    (427,084)     (107,987)       13,136    (20,673,122)   (35,314,436)
---------------------------------------------------------------------------------------------------------------

The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Muirfield Fund

                                                            2003      2002      2001      2000      1999
                                                          --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period                      $   3.76  $   4.25  $   4.95  $   6.32  $   6.88
-----------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                 (0.04)    (0.02)     0.01      0.20      0.09
Net gains (losses) on securities and futures (both
  realized and unrealized)                                    1.07     (0.47)    (0.58)    (1.23)     0.89
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                              1.03     (0.49)    (0.57)    (1.03)     0.98
-----------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                      --        --     (0.13)    (0.19)    (0.09)
From net capital gains                                          --        --        --     (0.15)    (1.45)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                             --        --     (0.13)    (0.34)    (1.54)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $   4.79  $   3.76  $   4.25  $   4.95  $   6.32
-----------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)        27.39%   (11.42%)  (11.52%)  (16.50%)   16.43%

Ratios/Supplemental Data
Net assets, end of period ($000)                          $ 58,524  $ 47,644  $ 61,577  $ 97,912  $155,827
Ratio of net expenses to average net assets(1)(2)            1.39%     1.41%     1.31%     1.20%     1.21%
Ratio of net investment income (loss) to average net
  assets(1)(2)                                              (1.06%)   (0.43%)    0.11%     2.97%     1.33%
Ratio of expenses to average net assets after reductions,
  excluding expenses paid indirectly(1)(2)                   1.47%     1.46%     1.37%     1.20%     1.21%
Ratio of expenses to average net assets before
  reductions(1)(2)                                           1.60%     1.46%     1.37%     1.20%     1.21%
Portfolio turnover rate(3)                                 252.02%   277.99%   297.81%   405.88%   787.66%

(1) Ratio reflects reductions in corresponding portfolio, if applicable.
(2) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(3) Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the funds portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the fund invested. Beginning April 14 the fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Total Return Utilities Fund

                                                       2003     2002      2001      2000     1999
                                                     -------  --------  --------  -------  -------
Net Asset Value, Beginning of Period                 $ 12.66  $  18.63  $  22.17  $ 20.34  $ 19.01
---------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                                   0.29      0.34      0.35     0.26     0.30
Net gains (losses) on securities (both realized and
  unrealized)                                           1.63     (5.97)    (3.56)    3.73     3.45
---------------------------------------------------------------------------------------------------
Total from Investment Operations                        1.92     (5.63)    (3.21)    3.99     3.75
---------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                             (0.29)    (0.34)    (0.33)   (0.28)   (0.30)
From net capital gains                                    --        --        --    (1.79)   (2.12)
Tax return of capital                                     --        --        --    (0.09)      --
---------------------------------------------------------------------------------------------------
Total Distributions                                    (0.29)    (0.34)    (0.33)   (2.16)   (2.42)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $ 14.29  $  12.66  $  18.63  $ 22.17  $ 20.34
---------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)  15.46%   (30.36%)  (14.57%)  20.03%   20.01%

Ratios/Supplemental Data
Net assets, end of period ($000)                     $21,038  $ 19,133  $ 31,267  $24,740  $13,893
Ratio of net expenses to average net assets(1)         1.92%     1.81%     1.72%    1.78%    1.80%
Ratio of net investment income to average net
  assets(1)                                            2.25%     2.32%     1.66%    1.22%    1.48%
Ratio of expenses to average net assets after
  reductions, excluding expenses paid indirectly(1)    1.94%     1.88%     1.80%    1.79%    1.80%
Ratio of expenses to average net assets before
  reductions(1)                                        1.94%     1.88%     1.80%    1.85%    1.99%
Portfolio turnover rate(2)                            41.12%    31.61%    22.74%   37.07%   69.20%

(1) Ratio reflects reductions in corresponding portfolio, if applicable.
(2) Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the funds portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the fund invested. Beginning April 14 the fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


The Highlands Growth Fund

                                                              2003      2002      2001      2000     1999
                                                            --------  --------  --------  -------  -------
Net Asset Value, Beginning of Period                        $  11.65  $  15.47  $  18.66  $ 22.37  $ 21.23
-----------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                   (0.01)    (0.03)       --    (0.01)   (0.01)
Net gains (losses) on securities and futures (both realized
  and unrealized)                                               3.18     (3.79)    (2.49)   (2.17)    4.37
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                3.17     (3.82)    (2.49)   (2.18)    4.36
-----------------------------------------------------------------------------------------------------------

Less Distributions
From net capital gains                                            --        --     (0.70)   (1.53)   (3.22)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                               --        --     (0.70)   (1.53)   (3.22)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $  14.82  $  11.65  $  15.47  $ 18.66  $ 22.37
-----------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)          27.21%   (24.69%)  (13.33%)  (9.76%)  21.16%

Ratios/Supplemental Data
Net assets, end of period ($000)                            $ 19,968  $ 18,360  $ 32,248  $44,049  $53,087
Ratio of net expenses to average net assets(1)                 1.84%     1.76%     1.64%    1.43%    1.56%
Ratio of net investment income (loss) to average net
  assets(1)                                                   (0.11%)   (0.20%)   (0.23%)  (0.04%)  (0.04%)
Ratio of expenses to average net assets after reductions,
  excluding expenses paid indirectly(1)                        1.84%     1.78%     1.66%    1.45%    1.57%
Ratio of expenses to average net assets before
  reductions(1)                                                1.91%     1.79%     1.66%    1.45%    1.57%
Portfolio turnover rate(2)                                   139.74%    53.61%    36.99%   58.03%   51.22%

(1) Ratio reflects reductions in corresponding portfolio, if applicable.
(2) Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the funds portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the fund invested. Beginning April 14 the fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Dynamic Growth Fund

                                                                       2003      2002      2001      2000*
                                                                     --------  --------  --------  --------
Net Asset Value, Beginning of Period                                 $   5.58  $   7.37  $   8.52  $  10.00
------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                            (0.06)    (0.04)       --      0.04
Net gains (losses) on securities and futures (both realized and
  unrealized)                                                            2.15     (1.75)    (1.15)    (1.39)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         2.09     (1.79)    (1.15)    (1.35)
------------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                                 --        --        --     (0.13)
------------------------------------------------------------------------------------------------------------
Total Distributions                                                        --        --        --     (0.13)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $   7.67  $   5.58  $   7.37  $   8.52
------------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)(1)                37.46%   (24.29%)  (13.47%)  (13.54%)

Ratios/Supplemental Data
Net assets, end of period ($000)                                     $ 21,024  $ 17,094  $ 23,126  $ 20,399
Ratio of net expenses to average net assets(2)(3)(4)                    1.22%     1.18%     1.03%     1.10%
Ratio of net investment income (loss) to average net assets(2)(3)(4)   (0.84%)   (0.69%)   (0.62%)    0.53%
Ratio of expenses to average net assets after reductions, excluding
  expenses paid indirectly(2)(3)(4)                                     1.27%     1.29%     1.19%     1.10%
Ratio of expenses to average net assets before reductions(2)(3)(4)      1.60%     1.35%     1.34%     1.30%
Portfolio turnover rate(1)(5)                                         249.65%   391.64%   131.21%   257.72%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Ratio reflects reductions in corresponding portfolio, if applicable.
(4) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(5) Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the funds portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the fund invested. Beginning April 14 the fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods.
*  Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


The Aggressive Growth Fund

                                                                       2003      2002      2001      2000*
                                                                     --------  --------  --------  --------
Net Asset Value, Beginning of Period                                 $   4.79  $   6.52  $   7.86  $  10.00
------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                            (0.05)    (0.06)       --     (0.01)
Net gains (losses) on securities and futures (both realized and
  unrealized)                                                            1.91     (1.67)    (1.34)    (2.11)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         1.86     (1.73)    (1.34)    (2.12)
------------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                                 --        --        --     (0.02)
------------------------------------------------------------------------------------------------------------
Total Distributions                                                        --        --        --     (0.02)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $   6.65  $   4.79  $   6.52  $   7.86
------------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)(1)                38.83%   (26.53%)  (17.04%)  (21.24%)

Ratios/Supplemental Data
Net assets, end of period ($000)                                     $  9,122  $  7,046  $ 12,379  $ 12,079
Ratio of net expenses to average net assets(2)(3)(4)                    1.39%     1.22%     1.03%     1.10%
Ratio of net investment income (loss) to average net assets(2)(3)(4)   (0.85%)   (0.95%)   (0.69%)   (0.11%)
Ratio of expenses to average net assets after reductions, excluding
  expenses paid indirectly(2)(3)(4)                                     1.44%     1.32%     1.19%     1.10%
Ratio of expenses to average net assets before reductions(2)(3)(4)      1.99%     1.67%     1.52%     1.32%
Portfolio turnover rate(1)(5)                                         255.32%   349.42%   126.69%   302.02%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Ratio reflects reductions in corresponding portfolio, if applicable.
(4) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(5) Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the funds portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the fund invested. Beginning April 14 the fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods.
*  Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The U.S. Government Bond Fund

                                                          2003      2002      2001      2000      1999
                                                        --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period                    $  22.79  $  21.41  $  21.92  $  21.33  $  22.14
---------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                                       0.35      0.54      0.79      1.10      0.88
Net gains (losses) on securities and futures (both
  realized and unrealized)                                 (1.35)     1.65     (0.51)     0.59     (0.81)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (1.00)     2.19      0.28      1.69      0.07
---------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                 (0.35)    (0.54)    (0.79)    (1.10)    (0.88)
From net capital gains                                     (0.44)    (0.27)       --        --        --
---------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.79)    (0.81)    (0.79)    (1.10)    (0.88)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $  21.00  $  22.79  $  21.41  $  21.92  $  21.33
---------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)      (4.43%)   10.34%     1.23%     8.15%     0.35%

Ratios/Supplemental Data
Net assets, end of period ($000)                        $ 10,840  $ 14,226  $ 13,080  $ 13,340  $ 12,422
Ratio of net expenses to average net assets(1)             1.10%     1.10%     1.07%     1.00%     1.00%
Ratio of net investment income to average net assets(1)    1.59%     2.43%     3.58%     5.12%     4.10%
Ratio of expenses to average net assets before
  reductions(1)                                            1.24%     1.13%     1.13%     1.30%     1.18%
Portfolio turnover rate(2)                               567.68%   407.99%   503.20%   375.47%   352.23%

(1) Ratio reflects reductions in corresponding portfolio, if applicable.
(2) Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the funds portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the fund invested. Beginning April 14 the fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a melding of these two periods.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Money Market Fund

                                                          2003      2002      2001      2000      1999
                                                        --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period                    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
---------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                                      0.009     0.016     0.040     0.060     0.049
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                           0.009     0.016     0.040     0.060     0.049
---------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                (0.009)   (0.016)   (0.040)   (0.060)   (0.049)
---------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.009)   (0.016)   (0.040)   (0.060)   (0.049)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
---------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)       0.92%     1.59%     4.10%     6.20%     4.96%

Ratios/Supplemental Data
Net assets, end of period ($000)                        $165,607  $186,280  $221,594  $233,227  $232,023
Ratio of net expenses to average net assets(1)             0.43%     0.44%     0.44%     0.41%     0.41%
Ratio of net investment income to average net assets(1)    0.92%     1.58%     4.00%     6.01%     4.88%
Ratio of expenses to average net assets before
  reductions(1)                                            0.82%     0.66%     0.62%     0.60%     0.54%

(1) Ratio reflects reductions in corresponding portfolio.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Notes to Financial Statements
December 31, 2003
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

The Flex-funds Trust (the "Trust") was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust offers seven separate series and is presently comprised of seven separate funds as follows:
The Muirfield Fund(R) ("Muirfield"), The Total Return Utilities Fund ("TRUF"), The Highlands Growth Fund(R) ("Highlands"), The Dynamic Growth Fund ("Dynamic"), The Aggressive Growth Fund ("Aggressive"), The U.S. Government Bond Fund ("Bond"), and The Money Market Fund ("Money Market") (each a "Fund" and collectively the "Funds"). Money Market invests all of its investable assets in a corresponding open-end management investment company, the Money Market Portfolio ("Portfolio"). As of December 31, 2003, Money Market owns 85% of the Portfolio. There is a partner in this Portfolio that owns a de minimis position.

Prior to April 14, 2003, all the Funds were organized in the master-feeder structure. Under that structure each Fund invested its investable assets in a corresponding open-end management company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. The Board of Trustees ("Trustees") approved the termination of the master portfolios for Muirfield (Asset Allocation Portfolio), TRUF (Utilities Portfolio), Highlands (Growth Stock Portfolio), Dynamic (Growth Portfolio), Aggressive (Aggressive Growth Portfolio), and Bond (Bond Portfolio) on April 13, 2003. Therefore, beginning April 14 these Funds no longer invested in a master portfolio but operated as a stand-alone fund while continuing to be managed by Meeder Asset Management, Inc.

The financial statements of the Money Market Portfolio, including the Schedule of Portfolio Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of Money Market.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation. Securities that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. Bond values the securities held at 4:00 P.M. Eastern Time. The Funds obtain prices from independent pricing services, which use valuation techniques approved by the Trustees.

Money market securities held in the Funds, except Money Market, maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase agreements. Each Fund, except Money Market, may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, of at least 100% the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Futures & options. Each Fund, except Money Market, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

The Flex-funds

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as unrealized appreciation or depreciation until closed, exercised or expired.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received.

Transactions in options during the year ended December 31, 2003, were as follows:

                                                       Number       Premiums
U.S. Government Bond Fund                           of Contracts Received/(Paid)
-------------------------                           ------------ ---------------
Options outstanding at December 31, 2002                  --        $     --
Options written                                           50          37,175
Options bought                                            50         (37,825)
Options terminated in closing purchase transactions     (100)            650
Options outstanding at December 31, 2003                  --        $     --

Valuation of investments. Money Market records its investment in the corresponding Portfolio at value. Valuation of securities held by the Portfolio is discussed in the Portfolio's notes to financial statements included elsewhere in this report.

Federal income taxes. It is each Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Highlands, Dynamic, and Aggressive declare and pay dividends from net investment income, if any, on a quarterly basis. TRUF declares and pays dividends from net investment income on a monthly basis. Bond and Money Market declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets. Differences identified and reclasses made for the period ended December 31, 2003 were as follows:

                                                     Undistributed Net
                                           Capital   Investment Income
                                          ---------  -----------------
          The Muirfield Fund(R)           $(546,421)     $546,421
          The Total Return Utilities Fund       (33)           33
          The Highlands Growth Fund(R)      (19,717)       19,717
          The Dynamic Growth Fund          (156,091)      156,091
          The Aggressive Growth Fund        (64,413)       64,413

                                                                 The Flex-funds

Investment income & expenses. Money Market records daily its proportionate share of the corresponding Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, Money Market accrues its own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis.

Other. The Funds, except Money Market, record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the "Plan"), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in shares of The Flex-funds. Deferred amounts remain in the Funds, except Money Market, until distributed in accordance with the Plan.

2.  Investment Transactions

Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio of each Fund. During 2003, the Funds portfolio turnover rate for the period January 1 through April 13 is equivalent to the Portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own purchases and sales or maturities of long-term investments. Therefore, for the period January 1 through April 13, 2003, the cost of purchases and proceeds from sales or maturities of long-term investments for the corresponding Portfolio into which the Fund invested were as follows:

                                             Purchases     Sales
                                            ----------- -----------
            The Muirfield Fund(R)           $45,281,736 $90,761,249
            The Total Return Utilities Fund   1,399,019  25,094,667
            The Highlands Growth Fund(R)      2,949,129  25,850,842
            The Dynamic Growth Fund           9,262,787  23,042,942
            The Aggressive Growth Fund        3,395,311   8,747,369
            The U.S. Government Bond Fund    28,023,156  41,563,203

For the period April 14 through December 31, 2003, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds were as follows:

                                             Purchases     Sales
                                            ----------- -----------
            The Muirfield Fund(R)           $60,875,844 $40,182,881
            The Total Return Utilities Fund   6,448,335   5,289,573
            The Highlands Growth Fund(R)     23,176,231  24,820,874
            The Dynamic Growth Fund          26,672,763  25,266,086
            The Aggressive Growth Fund       10,509,443   9,985,866
            The U.S. Government Bond Fund    45,189,032  47,898,653

3.  Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. ("Meeder"), provides each Fund, except Money Market, with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. ("Miller/Howard") and Sector Capital Management, L.L.C. ("Sector Capital") serve as subadvisors of TRUF and Highlands, respectively. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees of Highlands, are responsible for the selection of individual portfolio securities for the assets of the Fund assigned to them by Sector Capital.

For such services the Funds, except Money Market, pay a fee at the following annual rates: Muirfield, TRUF, and Highlands, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadvisor to TRUF, Miller/Howard is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadvisor to Highlands, Sector Capital is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to

The Flex-funds

$100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital pays all sub-subadvisors 0.25% on all average net assets; Dynamic and Aggressive, 0.75% of average daily net assets up to $200 million and 0.60% of average daily net assets exceeding $200 million; Bond, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million. During the year ended December 31, 2003, Sector Capital voluntarily waived $146 of investment advisory fees in Highlands.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows: For Muirfield, TRUF, Highlands, Dynamic, and Aggressive, such fee is equal to the greater of $15 per active shareholder account or 0.12% of each Fund's average daily net assets. For Bond, such fee is equal to the greater of $15 per active shareholder account or 0.08% of the Fund's average daily net assets. For Money Market, such fee is equal to the greater of $20 per active shareholder account or 0.08% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund. For Fund's which are subject to an expense cap and which are above the expense cap, the basis point fee will be reduced by 0.02%.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

MFSCo serves as accounting services agent for each Fund, except Money Market. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of:

    a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

    b. $7,500.

MAM has voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit Bond's total annual operating expenses to 1.10% of average daily net assets. The expense limitations for Dynamic and Aggressive were eliminated on November 1, 2003. Prior to that date, the expense limitation was 1.25% and 1.60% of average daily net assets for Dynamic and Aggressive, respectively. MAM has also agreed to reduce its fees and/or reimburse expenses to the extent necessary to achieve an effective yield for Money Market that will rank in the top 10% of yields for all general purpose money market funds in 2003. Such reduction and/or reimbursement is limited to the total of fees charged to each Fund by MAM and MFSCo. For the year ended December 31, 2003, MAM and/or MFSCo reimbursed $21,082, $26,017, $4,551, and $106,944 to Dynamic, Aggressive, Bond, and Money Market, respectively.

Adviser Dealer Services, Inc. ("ADS"), an affiliated broker-dealer of MAM, has an arrangement with TRUF and Highlands whereby a portion of the commissions received from security trades directed through it will be used to help pay expenses of the aforementioned Funds. For the year ended December 31, 2003, ADS received $4,267 and $765 in commissions in connection with the purchase and sale of investments for TRUF and Highlands, respectively. For the same time period, ADS paid $2,956 and $532 of expenses under this arrangement for TRUF and Highlands, respectively.

Muirfield, Dynamic, and Aggressive have entered into an agreement with the Trust's custodian, The Huntington National Bank ("HNB"), acting as a broker-dealer. HNB receives distribution, service, and administration fees (collectively the "fees") from the underlying security holdings of the aforementioned Funds. HNB retains 0.03% of the fees collected and forwards the remainder to the appropriate Fund. The Funds use their portion of the fees received to reduce the gross expenses of each Fund. For the year ended December 31, 2003, $39,062, $9,026, and $3,499 of fees received were used by Muirfield, Dynamic, and Aggressive, respectively, to reduce gross expenses of each Fund. It is possible that the Funds may invest in security holdings in which fees are not paid. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not collect any fees from underlying security holdings.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. Muirfield, Highlands, Bond, and Money Market have adopted a distribution plan with an annual limitation of 0.20% of average daily net assets. TRUF, Dynamic, and Aggressive have adopted a distribution plan with an annual limitation of 0.25% of average daily net assets.

                                                                 The Flex-funds

4. Federal Tax Information

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2003 were as follows:

                                                 Net Short-Term Total Dividends
                                 Ordinary Income Capital Gains      Paid/1/
                                 --------------- -------------- ---------------
 The Total Return Utilities Fund   $  431,501       $     --      $  431,501
 The U.S. Government Bond Fund        214,166        224,673         438,839
 The Money Market Fund              1,711,417             --       1,711,417

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2002 were as follows:

                                                 Net Short-Term Total Dividends
                                 Ordinary Income Capital Gains      Paid/1/
                                 --------------- -------------- ---------------
 The Muirfield Fund(R)             $   78,095       $     --      $   78,095
 The Total Return Utilities Fund      557,378             --         557,378
 The U.S. Government Bond Fund        314,826        165,565         480,391
 The Money Market Fund              3,571,277             --       3,571,277

As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

                                                        Accumulated
                                Undistributed           Capital and      Unrealized           Total
                                  Ordinary    Dividends Other Gains    Appreciation/       Accumulated
                                   Income      Payable  and (Losses)  (Depreciation)/2/ Earnings/(Deficit)
                                ------------- --------- ------------  ----------------  ------------------
The Muirfield Fund(R)             $     --    $     --  $(25,084,902)    $9,244,385        $(15,840,517)
The Total Return Utilities Fund         --        (893)  (11,554,268)     1,977,697          (9,577,464)
The Highlands Growth Fund(R)            --          --    (7,343,940)     1,863,964          (5,479,976)
The Dynamic Growth Fund                 --          --    (8,035,727)     2,889,283          (5,146,444)
The Aggressive Growth Fund              --          --    (8,240,194)     1,103,454          (7,136,740)
The U.S. Government Bond
  Fund                             156,826      (1,289)     (773,118)        (9,390)           (626,971)
The Money Market Fund               13,594     (13,594)           --             --                  --

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2003, which are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

                                                Amount    Expires
                                              ----------- -------
              The Muirfield Fund(R)           $10,358,014  2008
              The Muirfield Fund(R)            11,066,871  2009
              The Muirfield Fund(R)             3,660,017  2010
              The Total Return Utilities Fund     612,252  2009
              The Total Return Utilities Fund   8,516,444  2010
              The Total Return Utilities Fund   2,043,487  2011
              The Highlands Growth Fund(R)        869,379  2009
              The Highlands Growth Fund(R)      5,224,895  2010
              The Highlands Growth Fund(R)      1,249,666  2011
              The Dynamic Growth Fund             300,295  2008
              The Dynamic Growth Fund             726,971  2009
              The Dynamic Growth Fund           7,008,461  2010
              The Aggressive Growth Fund        3,583,752  2008
              The Aggressive Growth Fund          618,687  2009
              The Aggressive Growth Fund        4,037,755  2010
              The U.S. Government Bond Fund       735,915  2011

The Flex-funds

Under current tax laws, net capital losses incurred after October 31, within a Fund's fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended December 31, 2003, the Funds deferred post October capital losses of:

                                                  Post-October
                                                 Capital Losses
                                                 --------------
                 The Total Return Utilities Fund    $382,085
                 The U.S. Government Bond Fund        37,203

/1/ Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

/2/ The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount.

5.  Write-Off of Receivables

During December 2001, receivables which had been deemed uncollectible were written off in the following amounts: Highlands Growth Fund--$34,816; Muirfield Fund--$204,223; and Total Return Utilities Fund--$59,290. An in-process examination of the receivables has preliminarily concluded that most of the receivables should not have been written off. As a consequence, Meeder Asset Management and Mutual Funds Service Co. have determined to pay directly to record shareholders of the affected Funds as of the days of the write-off in December 2001 their pro rata share amount of the receivables improperly written off, plus the amount, if any, the receivable would have earned had it been invested in the Funds between 2001 and the date of the reimbursement. The impact to the record shareholders will approximate .1%, .3% and .2% of their December 2001 investment in Highlands Growth Fund, Muirfield Fund and Total Return Utilities Fund, respectively. Because these remedial actions by Meeder Asset Management and Mutual Funds Service Co. involve payments of amounts directly to the affected shareholders, these future remedial payments are not reflected as assets on the financial statements of the Funds as of December 31, 2003.

6.  Subsequent Event

The Flex-funds Money Market Fund and the Institutional Fund of the Meeder Advisor Funds Trust, which are managed by Meeder Asset Management, Inc., are organized in the master-feeder structure. Under this structure both funds, having the same investment objective, invest in the same master portfolio, the Money Market Portfolio. The Board of Trustees has approved the liquidation, on or about April 30, 2004, of the Institutional Fund. In conjunction with this liquidation, the Board of Trustees has also approved the termination, on or about April 30, 2004, of the Money Market Portfolio. The shareholders of the Institutional Fund will have the opportunity to invest their liquidation proceeds in a new class of shares of The Money Market Fund, which will have a virtually identical investment objective as the Institutional Fund. Consequently, on or about April 30, 2004, The Flex-funds Money Market Fund will be a stand-alone fund offering two classes of shares and will continue to be managed by Meeder Asset Management, Inc.

                                                                 The Flex-funds

Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of The Flex-funds:

We have audited the accompanying statements of assets and liabilities of The Flex-funds comprised of The Muirfield Fund, The Total Return Utilities Fund, The Highlands Growth Fund, The Dynamic Growth Fund, The Aggressive Growth Fund, The U.S. Government Bond Fund and The Money Market Fund (collectively, the Funds), including the schedules of investments as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the periods presented in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the periods presented in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
March 15, 2004

The Flex-funds

Statement of Assets & Liabilities
December 31, 2003
--------------------------------------------------------------------------------


                                                               Money
                                                              Market
                                                             Portfolio
                                                            ------------
        Assets
        Investments, at value*                              $170,270,855
        Repurchase agreements, at value*                      26,351,000
        Trustee deferred compensation investments, at value       60,366
        Cash                                                         748
        Interest and dividend receivable                       1,467,815
        Prepaid expenses/other assets                                778
        ----------------------------------------------------------------
        Total Assets                                         198,151,562
        ----------------------------------------------------------------

        Liabilities
        Payable for securities purchased                       3,704,289
        Payable for Trustee Deferred Compensation Plan            60,366
        Payable to investment advisor                             24,754
        Accrued fund accounting fees                               5,261
        Other accrued liabilities                                 10,925
        ----------------------------------------------------------------
        Total Liabilities                                      3,805,595
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        Total Net Assets                                    $194,345,967
        ----------------------------------------------------------------
        * Investments, at cost                              $196,621,855
        ----------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

Statement of Operations
For the Year Ended December 31, 2003
--------------------------------------------------------------------------------


                                                               Money
                                                              Market
                                                             Portfolio
                                                            ----------
         Investment Income
         Interest                                           $2,800,152
         --------------------------------------------------------------
         Total Investment Income                             2,800,152
         --------------------------------------------------------------

         Expenses
         Investment advisor                                    668,771
         Fund accounting                                        57,751
         Trustee                                                 8,583
         Audit                                                   6,168
         Custodian                                               8,322
         Legal                                                   4,081
         Insurance                                               1,824
         Other                                                   1,482
         --------------------------------------------------------------
         Total Expenses Before Reductions                      756,982
         --------------------------------------------------------------

         Investment advisor fees waived                       (374,508)
         --------------------------------------------------------------
         Total Net Expenses                                    382,474
         --------------------------------------------------------------
         --------------------------------------------------------------
         Net Investment Income                               2,417,678
         --------------------------------------------------------------
         --------------------------------------------------------------
         Net Change in Net Assets Resulting from Operations $2,417,678
         --------------------------------------------------------------

See accompanying notes to financial statements.

The Flex-funds

Statements of Changes in Net Assets
For the Years Ended December 31, 2003
--------------------------------------------------------------------------------


                                                                                           Money Market Portfolio
                                                                                        ----------------------------
                                                                                             2003           2002
                                                                                        -------------  -------------
Operations
Net investment income                                                                   $   2,417,678  $   4,658,599
---------------------------------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                                          2,417,678      4,658,599
---------------------------------------------------------------------------------------------------------------------

Transactions of Investors' Beneficial Interests
Contributions                                                                             245,964,298    325,392,543
Withdrawals                                                                              (264,913,444)  (389,503,659)
---------------------------------------------------------------------------------------------------------------------
Net change in net assets resulting from transactions of investors' beneficial interests   (18,949,146)   (64,111,116)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Total Change in Net Assets                                                                (16,531,468)   (59,452,517)
---------------------------------------------------------------------------------------------------------------------

Net Assets -- Beginning of Period                                                         210,877,435    270,329,952
---------------------------------------------------------------------------------------------------------------------
Net Assets -- End of Period                                                             $ 194,345,967  $ 210,877,435
---------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Money Market Portfolio

                                                            2003      2002      2001      2000       1999
                                                          --------  --------  --------  --------  ----------
Total Return                                                  1.17%     1.83%     4.54%     6.61%       5.37%

Net assets, end of period ($000)                          $194,346  $210,877  $270,330  $297,206  $1,104,197
Ratio of net expenses to average net assets                   0.18%     0.20%     0.21%     0.19%       0.18%
Ratio of net investment income to average net assets          1.16%     1.83%     4.26%     6.05%       5.07%
Ratio of expenses to average net assets before reductions     0.36%     0.36%     0.35%     0.30%       0.30%

See accompanying notes to financial statements.

The Flex-funds

Notes to Financial Statements
December 31, 2003
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

The Money Market Fund (the "Fund") invests all of its investable assets in a corresponding open-end management investment company (a "Portfolio") having the same investment objective as the Fund. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-ended management investment company, which was organized as a trust under the laws of the State of New York. For federal income tax purposes, the Portfolio qualifies as a partnership, and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio pays no income dividend or capital gain distribution.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation. Money market securities held in the Portfolio are valued at amortized cost, which approximates value. In compliance with Rule 2a-7 of the 1940 Act, the amortized values are compared to prices obtained from independent pricing services that use valuation techniques approved by the Board of Trustees ("Trustees").

Repurchase agreements. The Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

Federal income taxes. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is the Portfolio's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

Other. The Portfolio records security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the "Plan"), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in shares of The Flex-funds. Deferred amounts remain in the Portfolio until distributed in accordance with the Plan.

2.  Investment Transactions

As of December 31, 2003, the aggregate cost basis of investments for federal income tax purposes was $196,621,855.

                                                                 The Flex-funds

3.  Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. ("Meeder"), provides the Portfolio with investment management, research, statistical and advisory services. For such services the Portfolio pays a fee at the following annual rates: 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the year ended December 31, 2003, MAM agreed to reduce $374,508 of investment advisory fees in the Portfolio.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as accounting services agent for the Portfolio. In compensation for such services, the Portfolio pays MFSCo an annual fee equal to the greater of:

    a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

    b. $30,000.

The Flex-funds

Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities of the Money Market Portfolio (the Portfolio), including the schedule of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the periods presented in the two year period then ended, and the financial highlights for each of the periods presented in the five year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the periods presented in the two year period then ended, and the financial highlights for each of the periods presented in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
March 15, 2004

                                                                 The Flex-funds

Trustees and Officers
--------------------------------------------------------------------------------

Certain trustees and officers of the Funds and Portfolio are also officers or directors of Meeder, MAM and MFSCo. The Trustees oversee the management of the Trust and the Portfolio and elect their officers. The officers are responsible for the Funds' and Portfolio's day-to-day operations. The Trustees' and officers' names, addresses, years of birth, positions held with the Trust, and length of service as a Flex-funds Trustee are listed below. Also included is each Board member's principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by MAM, including The Flex-funds, Meeder Advisor Funds, and the corresponding portfolios of The Flex-funds and Meeder Advisor Funds (collectively, the "Fund Complex"). Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

Name, Address/1/, and Year of Birth Position and Length of Service/2/ Principal Occupation During Past Five Years
----------------------------------- --------------------------------  -------------------------------------------
     Robert S. Meeder, Sr.*              Trustee and President        Chairman of Meeder Asset Management, Inc.,
     Year of Birth: 1929                                              an investment advisor; Chairman and Director
                                                                      of Mutual Funds Service Co., the Fund
                                                                      Complex's transfer agent; Director of Adviser
                                                                      Dealer Services, Inc., the Fund Complex's
                                                                      Distributor.

     Milton S. Bartholomew               Trustee                      Retired; formerly a practicing attorney in
     Year of Birth: 1929                                              Columbus, Ohio; member of the Fund
                                                                      Complex's Audit Committee.

     Roger D. Blackwell                  Trustee                      Professor of Marketing and Consumer
     Year of Birth: 1940                                              Behavior, The Ohio State University; President
                                                                      of Blackwell Associates, Inc., a strategic
                                                                      consulting firm.

     Robert S. Meeder, Jr.*              Trustee and Vice
     Year of Birth: 1961                 President                    President of Meeder Asset Management, Inc.

     Walter L. Ogle                      Trustee                      Retired; formerly Executive Vice President of
     Year of Birth: 1937                                              Aon Consulting, an employee benefits
                                                                      consulting group; member of the Fund
                                                                      Complex's Audit Committee.

     Charles A. Donabedian               Trustee                      President, Winston Financial, Inc., which
     Year of Birth: 1943                                              provides a variety of marketing consulting
                                                                      services to investment management
                                                                      companies; CEO, Winston Advisors, Inc., an
                                                                      investment advisor; member of the Fund
                                                                      Complex's Audit Committee.

     James W. Didion                     Trustee                      Retired; formerly Executive Vice President of
     Year of Birth: 1930                                              Core Source, Inc., an employee benefit and
                                                                      Workers' Compensation administration and
                                                                      consulting firm (1991 - 1997).

     Jack W. Nicklaus                    Trustee                      Designer, Nicklaus Design, a golf course
     Year of Birth: 1961                                              design firm and division of The Nicklaus
                                                                      Companies.

/1/  The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
/2/ Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.
* Robert S. Meeder, Sr. is deemed an "interested person" of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolio. Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolio.

The Flex-funds

Manager and Investment Advisor:
Meeder Asset Management
6125 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

Subadvisor/The Total Return Utilities Fund
Miller/Howard Investments, Inc.
141 Upper Byrdcliffe Road, P.O. Box 549
Woodstock, New York 12498

Subadvisor/The Highlands Growth Fund
Sector Capital Management L.L.C.
51 Germantown Court, Suite 309
Cordova, TN 38018

Board of Trustees
Milton S. Bartholomew
Dr. Roger D. Blackwell
James Didion
Charles Donabedian
Robert S. Meeder, Sr.
Robert S. Meeder, Jr.
Jack Nicklaus II
Walter L. Ogle

Custodian
The Huntington National Bank
Columbus, Ohio 43215

Transfer Agent Dividend Disbursing Agent
Mutual Funds Service Co.
6125 Memorial Drive
Dublin, Ohio 43017

Auditors
KPMG LLP
Columbus, Ohio 43215

The Flex-funds

Managed by Meeder Asset Management, Inc.
6125 Memorial Drive, Dublin Ohio, 43017
Call Toll Free 800-325-3539 | 614-760-2159
Fax: 614-766-6669 | www.flexfunds.com
Email: flexfunds@meederfinancial.com

The Flex-funds
--------------



                The Money Market Fund
                2003 Annual Report

                December 31, 2003

                                   [GRPAHIC]


                                      The Flex-funds
                                      ------------------------------------------
                                      Managed by Meeder Asset Management, Inc.
                                      6125 Memorial Drive, Dublin Ohio, 43017
                                      Call Toll Free 800-325-3539 | 614-760-2159
                                      Fax: 614-766-6669 | www.flexfunds.com
                                      Email: flexfunds@meederfinancial.com

The Flex-funds
--------------

The Money Market Fund

---------------------------------------------------------------------------------------------------
Performance Perspective

Average Annual Total Returns                                 1       5          10           Since
as of December 31, 2003                                   year   years       years       Inception
---------------------------------------------------------------------------------------------------
The Money Market Fund                                    0.92%   3.53%        4.35%        5.38%/1/
---------------------------------------------------------------------------------------------------
Average General Purpose Money Market Fund/3/             0.44%   3.01%        3.94%        4.96%/2/
===================================================================================================
Current & Effective Yields*                  7-day simple yield: 0.87%  7-day compound yield: 0.87%
---------------------------------------------------------------------------------------------------

/1/  Inception Date: 3/27/85

/2/  Average Annual total return from 3/31/85 to 12/31/03.

* As of December 31, 2003, yield quotations more closely reflect the earnings of The Money Market Fund than total return quotations.

Source for average money market fund data: Lipper, Inc.

Annual Market Perspective

[PHOTO]
Joseph A. Zarr
Co-Portfolio Manager

[PHOTO]
Christopher M. O'Daniel
Co-Portfolio Manager

The Flex-funds Money Market Fund ranked #3 among all retail money market funds for highest 7-day yield as of December 31, 2003, according to iMoneyNet, Inc. In addition, the Fund ranked among the top 10 retail money market funds for highest 12-month yield as of December 31, 2003, according to iMoneyNet, Inc.

The year began and ended on two entirely different themes. Most markets began the year more concerned about foreign policy than Fed policy. Deflationary fears outweighed inflationary expectations, and a number of money funds were on their way toward annualized yields of 0.10% or less. Yields continued to erode through the 2nd Quarter as the Federal Reserve lowered short-term rates in June and talked rates lower at the long end. The Fed was quite concerned about a Japanese-style deflationary recession enveloping the economy, and openly talked of further stimulus should conditions continue to worsen.

By the 3rd Quarter, the Bush tax cuts were taking hold on the consumer side of the ledger, and capital spending began to inch upward on the corporate side as well. A perception began to emerge of an expanding economy with little standing in its way (i.e., The Federal Reserve). Inflation remained low, job losses subsided, and other economic numbers began to improve one by one. By the end of the year, GDP growth had exploded and, on a seasonally adjusted basis, the job growth began to accelerate. We had come full circle, from wondering at the start of the year how low rates would go, to contemplating by the end of the year when the Fed would begin to raise rates.

As always, we will be monitoring the situation closely and trying to take advantage of any market anomalies. The key may well reside in the extent to which the market anticipates inflation, and we will follow its lead accordingly.

Past performance does not guarantee future results. Except for the current and effective yields, all performance figures represent average annual total returns for the periods ended De-cember 31, 2003, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Money Market Fund during the periods shown above. Investments in The Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your invesment at $1.00 per share, it is possible to lose money by investing in The Money Market Fund.

/3/ An index of funds such as Lipper's Average General Purpose Money Market Fund index includes a number of mutual funds grouped by investment objective.

2                                         2003 Annual Report | December 31, 2003

The Flex-funds
--------------

Portfolio Holdings as of December 31, 2003

                                                          % of Total
                                                          Net Assets

[CHART APPEARS       1) Variable Rate Notes                    36%
HERE]
                     2) Corporate Notes                        26%

                     3) Repurchase Agreements                  14%

                     4) U.S. Gov't Agency Notes                14%

                     5) Time Deposits                           4%

                     6) Commercial Paper                        6%

                     Portfolio holdings are subject to change.

Annual Returns

                   [_]  The Money Market Fund     [_]  Average Money Market Fund

[GRAPH]

Source for average money market fund performance: Lipper, Inc.

Annual              The Money       Avg. Money
Returns           Market Fund    Market Fund**
1994                   4.10%            3.75%
1995                   5.85%            5.49%
1996                   5.27%            4.95%
1997                   5.38%            5.10%
1998                   5.31%            5.04%
1999                   4.96%            4.65%
2000                   6.20%            5.70%
2001                   4.10%            3.44%
2002                   1.59%            1.00%
2003                   0.92%            0.44%

**   Source for average money market fund data: Lipper, Inc.


2003 Annual Report | December 31, 2003                                         3

Schedule of Investments
December 31, 2003
--------------------------------------------------------------------------------

                            Money Market Portfolio

                                                   Principal
                                  Coupon/          Amount ($)
      Security Description         Yield  Maturity or Shares   Value ($)
      --------------------        ------- -------- ---------- -----------
        Commercial Paper -- 6.2%
      CIT Group, Inc.              1.12%  01/06/04  2,719,000   2,718,577
      Duff & Phelps Utility &
       Corporate Bond Trust,
       Inc.**                      1.14%  02/06/04  5,905,000   5,898,268
      General Electric Capital
       Services, Inc.              1.08%  02/09/04  1,500,000   1,498,245
      Northern Illinois Gas        1.11%  03/02/04  2,000,000   1,996,239
                                                              -----------
      Total Commercial Paper
       (Cost $12,111,329)                                      12,111,329
                                                              -----------
        Corporate Obligations -- 58.3%
      Abbott Laboratories          5.13%  07/01/04  1,000,000   1,019,575
      American Express Co.         6.75%  06/23/04  2,000,000   2,052,614
      Aquarium Holdings, KY**      1.25%* 01/02/04    108,000     108,000
      Associates Corp.             5.50%  02/15/04    700,000     703,738
      Austin Printing Co., Inc.**  1.21%* 01/02/04  1,815,000   1,815,000
      Bath Technologies, Inc.**    1.21%* 01/02/04  1,310,000   1,310,000
      Bank Of America Corp.        7.75%  08/15/04    651,000     676,686
      Bear Stearns Co., Inc.       6.63%  01/15/04    500,000     501,037
      Bear Stearns Co., Inc.       6.15%  03/02/04    965,000     972,930
      Bear Stearns Co., Inc.**     1.70%* 06/01/04  2,870,000   2,875,287
      Bear Stearns Co., Inc.       6.63%  10/01/04    750,000     778,691
      Beaver Creek
       Enterprise**                1.21%* 01/02/04  1,590,000   1,590,000
      Cascade Plaza Project**      1.21%* 01/02/04  8,395,000   8,395,000
      Citigroup, Inc.              5.50%  02/15/04  1,500,000   1,507,878
      Citigroup, Inc.              5.63%  05/17/04  3,618,000   3,677,154
      Clark Grave Vault Co.**      1.25%* 01/02/04  1,200,000   1,200,000
      Commercial Credit Co.        7.88%  07/15/04  1,430,000   1,480,385
      Coughlin Family
       Property, Inc.**            1.25%* 01/02/04  1,605,000   1,605,000
      CVS Corp.**                  5.50%  02/15/04  5,000,000   5,026,642
      DuPont, E.I.,De Nemours
       & Co.                       8.13%  03/15/04    543,000     550,635
      Espanola/Nambe**             1.21%* 01/02/04    915,000     915,000
      FleetBoston Financial
       Corp.                       8.13%  07/01/04  3,000,000   3,101,820
      FPL Group Capital, Inc.      6.88%  06/01/04  4,000,000   4,091,247
      General Electric Capital
       Corp.                       5.38%  04/23/04  1,220,000   1,234,874
      Gordon Flesch Co.
       Project**                   1.21%* 01/02/04    900,000     900,000
      Heller Financial, Inc.       6.00%  03/19/04    610,000     616,289
      Isaac Tire, Inc.**           1.25%* 01/02/04    870,000     870,000
      J.P. Morgan & Co., Inc.      5.69%  02/10/04  3,000,000   3,013,911
      J.P. Morgan & Co., Inc.      7.63%  09/15/04    365,000     380,920
      K.L. Morris, Inc.**          1.25%* 01/02/04  2,095,000   2,095,000
      Kiser Street, Inc.**         1.21%* 01/02/04  1,785,000   1,785,000
      Leggett & Platt, Inc.**      6.90%  06/29/04  2,000,000   2,055,281
      Martin Wheel Co, Inc.**      1.44%* 01/02/04  2,420,000   2,420,000
      Merrill Lynch & Co., Inc.    5.70%  02/06/04  1,500,000   1,506,251
      Merrill Lynch & Co., Inc.    6.55%  08/01/04  5,336,000   5,495,757
      MetLife Insurance Co.***     1.25%* 01/02/04 12,000,000  12,000,000
      Morgan Stanley Dean
       Witter & Co.                5.63%  01/20/04  2,785,000   2,791,405
      Mubea, Inc.**                1.21%* 01/02/04  5,825,000   5,825,000
      Osco Industries, Inc.**      1.21%* 01/02/04  1,200,000   1,200,000
      O.K.I. Supply Co.**          1.25%* 01/02/04  1,460,000   1,460,000

                                                   Principal
                                  Coupon/          Amount ($)
      Security Description         Yield  Maturity or Shares   Value ($)
      --------------------        ------- -------- ---------- -----------
        Corporate Obligations -- continued
      Paine Webber Group,
       Inc.                        6.38%  05/15/04    200,000     203,671
      Presrite Corp.**             1.21%* 01/02/04    170,000     170,000
      Pro Tire, Inc.**             1.25%* 01/02/04  1,045,000   1,045,000
      R.I. Lampus Co.**            1.21%* 01/02/04    625,000     625,000
      Salomon, Inc.                7.20%  02/01/04  2,101,000   2,111,142
      Seariver Maritime, Inc.**    1.13%* 01/02/04  4,400,000   4,400,000
      SGS Tool Co.**               1.21%* 01/02/04    600,000     600,000
      Wachovia Corp.               8.38%  04/15/04  4,185,000   4,270,779
      Wachovia Corp.               7.20%  08/15/04    788,000     816,061
      Wells Fargo & Co.            9.13%  02/01/04  1,000,000   1,006,402
      White Castle Project**       1.21%* 01/02/04  6,500,000   6,500,000
                                                              -----------
      Total Corporate Obligations
       (Cost $113,352,062)                                    113,352,062
                                                              -----------
        U.S. Government Agency Obligations -- 14.3%
      Federal Home Loan Bank       5.17%  01/08/04    515,000     515,363
      Federal Home Loan Bank       5.22%  01/12/04    500,000     500,587
      Federal Home Loan Bank       3.25%  02/13/04    510,000     511,137
      Federal Home Loan Bank       6.75%  04/05/04    300,000     304,217
      Federal Home Loan Bank       3.40%  07/19/04    500,000     505,645
      Federal Home Loan Bank       1.20%  08/20/04  3,000,000   3,000,000
      Federal Home Loan Bank       1.40%  09/01/04  3,000,000   3,000,000
      Federal Home Loan Bank       1.50%  12/24/04  1,000,000   1,000,000
      Federal Home Loan
       Mortgage Corp.              3.33%  01/30/04    500,000     500,842
      Federal Home Loan
       Mortgage Corp.              6.25%  07/15/04  5,017,000   5,150,277
      Federal Home Loan
       Mortgage Corp.              1.50%  11/16/04  2,000,000   2,000,000
      Federal National
       Mortgage Association        8.63%  06/30/04    200,000     207,151
      Federal National
       Mortgage Association        7.40%  07/01/04    500,000     514,749
      Federal National
       Mortgage Association        1.25%  08/27/04  3,000,000   3,000,000
      Federal National
       Mortgage Association        1.50%  12/03/04  2,000,000   2,000,000
      Federal National
       Mortgage Association        1.50%  12/21/04  3,000,000   3,000,000
      Federal National
       Mortgage Association        1.65%  12/30/04  2,000,000   2,000,000
                                                              -----------
      Total U.S. Government Agency Obligations
       (Cost $27,709,968)                                      27,709,968
                                                              -----------
        Variable Rate Demand Notes -- 5.2%
      Caterpillar Financial, Inc.  2.25%* 01/05/04 10,064,934  10,064,934
                                                              -----------
      Total Variable Rate Demand Notes
       (Cost $10,064,934)                                      10,064,934
                                                              -----------
        Demand Deposits -- 3.6%
      Bank One Corp.               1.24%* 01/02/04  4,021,783   4,021,783
      National City Corp.          1.98%* 01/02/04  3,010,779   3,010,779
                                                              -----------
      Total Demand Deposits
       (Cost $7,032,562)                                        7,032,562
                                                              -----------

                                                                 The Flex-funds

Schedule of Investments
December 31, 2003
--------------------------------------------------------------------------------

                            Money Market Portfolio

                                                 Principal
                                Coupon/          Amount ($)
        Security Description     Yield  Maturity or Shares   Value ($)
        --------------------    ------- -------- ---------- -----------
          Repurchase Agreements -- 13.6%
        Salomon Smith Barney,
         Inc., 1.05%, 01/02/04,
         (Collateralized by
         $26,916,270 Eureka
         Securities Commercial
         Paper, at 1.06%, due
         02/18/04, value --
         $26,878,167)                            26,351,000  26,351,000
                                                            -----------
        Total Repurchase Agreements
         (Cost $26,351,000)                                  26,351,000
                                                            -----------
        Total Investments -- 101.2%
         (Cost $196,621,855)(a)                             196,621,855
                                                            -----------
        Liabilities less Other Assets -- (1.2%)              (2,275,888)
                                                            -----------
        Total Net Assets -- 100.0%                          194,345,967
                                                            -----------

                                                    Principal
                                   Coupon/          Amount ($)
       Security Description         Yield  Maturity or Shares  Value ($)
       --------------------        ------- -------- ---------- ---------
         Trustee Deferred Compensation****
       The Flex-funds Dynamic
        Growth Fund                                   1,196      9,173
       The Flex-funds Highlands
        Growth Fund                                   1,178     17,458
       The Flex-funds Muirfield
        Fund                                          4,158     19,917
       The Flex-funds Total Return
        Utilities Fund                                  967     13,818
                                                                ------
       Total Trustee Deferred Compensation
        (Cost $60,366)                                          60,366
                                                                ------

(a) Cost for federal income tax and financial reporting purposes are the same.
* Variable rate security. Interest rate is as of December 31, 2003. Maturity date reflects the next rate change date.
** Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of December 31, 2003, securities restricted as to resale to institutional investors represented 31.9% of Total Investments.
*** Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. As of December 31, 2003, illiquid securities represented 6.1% of Total Investments.
**** Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Statement of Assets & Liabilities
December 31, 2003
--------------------------------------------------------------------------------

                                                                                     The Money
                                                                                      Market
                                                                                       Fund
                                                                                    ------------
Assets
Investments in corresponding portfolio, at value                                    $165,650,714
Receivable from investment advisor                                                         8,157
Prepaid expenses/other assets                                                             35,400
------------------------------------------------------------------------------------------------
Total Assets                                                                         165,694,271
------------------------------------------------------------------------------------------------

Liabilities
Dividends payable                                                                         13,594
Accrued distribution plan (12b-1) fees                                                    29,579
Accrued transfer agent, fund accounting, and administrative fees                          23,392
Other accrued liabilities                                                                 21,103
------------------------------------------------------------------------------------------------
Total Liabilities                                                                         87,668
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Net Assets                                                                          $165,606,603
------------------------------------------------------------------------------------------------

Net Assets
Capital                                                                             $165,606,603
------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $165,606,603
------------------------------------------------------------------------------------------------

Capital Stock Outstanding (indefinite number of shares authorized, $0.10 par value)  165,606,603

Net Asset Value, Offering and Redemption Price Per Share                            $       1.00

See accompanying notes to financial statements.

                                                                 The Flex-funds

Statement of Operations
For the Year Ended December 31, 2003
--------------------------------------------------------------------------------

                                                                The Money
                                                                 Market
                                                                  Fund
                                                               ----------
      Net Investment Income from Corresponding Portfolio
      Interest                                                 $2,516,659
      Expenses net of reductions                                 (343,380)
      --------------------------------------------------------------------
      Total Net Investment Income from Corresponding Portfolio  2,173,279
      --------------------------------------------------------------------

      Fund Expenses
      Transfer agent                                              149,280
      Administrative                                               93,301
      Audit                                                         9,853
      Legal                                                         5,350
      Distribution plan (12b-1)                                   373,815
      Postage                                                      65,133
      Printing                                                     53,193
      Registration and filing                                      26,200
      Insurance                                                    11,531
      Other                                                        60,028
      --------------------------------------------------------------------
      Total Expenses Before Reductions                            847,684
      --------------------------------------------------------------------

      Expenses reimbursed by investment advisor                  (106,944)
      Distribution plan (12b-1) expenses waived                  (264,972)
      Transfer agent expenses waived                              (13,353)
      --------------------------------------------------------------------
      Net Expenses                                                462,415
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Net Investment Income                                     1,710,864
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Net Change in Net Assets Resulting from Operations       $1,710,864
      --------------------------------------------------------------------

See accompanying notes to financial statements.

The Flex-funds

Statements of Changes in Net Assets
For the Years Ended December 31,
--------------------------------------------------------------------------------


                                                                                 The Money Market Fund
                                                                             ----------------------------
                                                                                  2003           2002
                                                                             -------------  -------------
Operations
Net investment income                                                        $   1,710,864  $   3,551,609
----------------------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                               1,710,864      3,551,609
----------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income                                                      (1,710,864)    (3,551,609)
----------------------------------------------------------------------------------------------------------
Net change in net assets resulting from distributions                           (1,710,864)    (3,551,609)
----------------------------------------------------------------------------------------------------------

Capital Transactions
Issued                                                                         201,399,826    279,654,157
Reinvested                                                                       1,688,792      3,508,939
Redeemed                                                                      (223,761,740)  (318,477,532)
----------------------------------------------------------------------------------------------------------
Net change in net assets resulting from capital transactions                   (20,673,122)   (35,314,436)
----------------------------------------------------------------------------------------------------------
Total Change in Net Assets                                                     (20,673,122)   (35,314,436)
----------------------------------------------------------------------------------------------------------
Net Assets -- Beginning of Period                                              186,279,725    221,594,161
----------------------------------------------------------------------------------------------------------
Net Assets -- End of Period                                                  $ 165,606,603  $ 186,279,725
----------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in excess of) net investment income $          --  $          --
----------------------------------------------------------------------------------------------------------

Share Transactions
Issued                                                                         201,399,826    279,654,157
Reinvested                                                                       1,688,792      3,508,939
Redeemed                                                                      (223,761,740)  (318,477,532)
----------------------------------------------------------------------------------------------------------
Net change in shares                                                           (20,673,122)   (35,314,436)
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


The Money Market Fund

                                                          2003      2002      2001      2000      1999
                                                        --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period                    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
---------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                                      0.009     0.016     0.040     0.060     0.049
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                           0.009     0.016     0.040     0.060     0.049
---------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                (0.009)   (0.016)   (0.040)   (0.060)   (0.049)
---------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.009)   (0.016)   (0.040)   (0.060)   (0.049)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
---------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)       0.92%     1.59%     4.10%     6.20%     4.96%

Ratios/Supplemental Data
Net assets, end of period ($000)                        $165,607  $186,280  $221,594  $233,227  $232,023
Ratio of net expenses to average net assets(1)             0.43%     0.44%     0.44%     0.41%     0.41%
Ratio of net investment income to average net assets(1)    0.92%     1.58%     4.00%     6.01%     4.88%
Ratio of expenses to average net assets before
  reductions(1)                                            0.82%     0.66%     0.62%     0.60%     0.54%

(1) Ratio reflects reduction in corresponding portfolio.

See accompanying notes to financial statements.

The Flex-funds

Notes to Financial Statements
December 31, 2003
--------------------------------------------------------------------------------


1.  Organization and Significant Accounting Policies

The Flex-funds Trust (the "Trust") was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. At December 31, 2003, the Trust consisted of seven separate series. The accompanying financial statements relate only to The Money Market Fund (the "Fund"). The Fund invests all of its investable assets in a corresponding open-end management investment company (the "Portfolio"). The Fund, the Portfolio into which the Fund invests and the percentage of the Portfolio owned by the Fund is as follows:

                                                       Percentage of
                                                     Portfolio Owned by
                                                         Fund as of
        Fund                  Portfolio              December 31, 2003*
        ----                  ---------              ------------------
        The Money Market Fund Money Market Portfolio        85%

*There is a partner of the Portfolio that owns a de minimis position.

The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments. The Fund records its investment in the corresponding Portfolio at value. Valuation of securities held by the Portfolio is discussed in the notes of the Portfolio's notes to financial statements included elsewhere in this report.

Federal income taxes. It is the Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The Fund declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. The Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to deferrals of certain losses and expiring capital loss carryforwards held by the Fund's corresponding Portfolio. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets.

Investment income & expenses. The Fund records daily its proportionate share of the corresponding Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund based on the Fund's relative net assets or other appropriate basis.

2.  Agreements and Other Transactions with Affiliates

Meeder Asset Management, Inc. ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. ("Meeder"), provides the Portfolio with investment management, research, statistical and advisory services.

                                                                 The Flex-funds

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for the Fund. In compensation for such services, the Fund pays MFSCo an annual fee equal to the greater of $20 per active shareholder account or 0.08% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 from the Fund. The Fund is currently subject to an expense cap, thus the basis point fee has been reduced by 0.02%.

MFSCo provides the Trust with certain administrative services. In compensation for such services, the Fund pays MFSCo an annual fee equal to 0.05% of the Fund's average daily net assets.

MAM has voluntarily agreed to reduce its fees and/or reimburse expenses, including expenses allocated from its respective Portfolio (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses) to the extent necessary to achieve an effective yield for the Fund that will rank in the top 10% of yields for all general purpose money market funds in 2003. Such reduction and/or reimbursement is limited to the total of fees charged to the Fund by MAM and MFSCo. For the year ended December 31, 2003, MAM and MFSCo, collectively, reimbursed $106,944 to the Fund.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. The Fund has adopted a distribution plan that limits the Fund, on an annual basis, to pay 0.20% of average daily net assets for such expenses.

3.  Federal Tax Information

The Fund paid dividends, characterized for tax purposes as ordinary income, of $1,711,417 and $3,571,277 during the years ended December 31, 2003 and December 31, 2002, respectively./1/

As of December 31, 2003 and December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis for the Fund were as follows:

                                   Accumulated                    Total
           Undistributed           Capital and    Unrealized   Accumulated
             Ordinary    Dividends Other Gains  Appreciation/   Earnings/
      Year    Income      Payable  and (Losses) (Depreciation)  (Deficit)
      ---- ------------- --------- ------------ -------------- -----------
      2003    $13,594    $(13,594)     $--           $--           $--

/1/ Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

4.  Subsequent Event

The Flex-funds Money Market Fund and the Institutional Fund of the Meeder Advisor Funds Trust, which are managed by Meeder Asset Management, Inc., are organized in the master-feeder structure. Under this structure both funds, having the same investment objective, invest in the same master portfolio, the Money Market Portfolio. The Board of Trustees has approved the liquidation, on or about April 30, 2004, of the Institutional Fund. In conjunction with this liquidation, the Board of Trustees has also approved the termination, on or about April 30, 2004, of the Money Market Portfolio. The shareholders of the Institutional Fund will have the opportunity to invest their liquidation proceeds in a new class of shares of The Money Market Fund, which will have a virtually identical investment objective as the Institutional Fund. Consequently, on or about April 30, 2004, The Flex-funds Money Market Fund will be a stand-alone fund offering two classes of shares and will continue to be managed by Meeder Asset Management, Inc.

The Flex-funds

                         Independent Auditors' Report

To the Shareholders and Board of Trustees of The Money Market Fund:

We have audited the accompanying statement of assets and liabilities of The Money Market Fund (the Fund) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the periods presented in the two year period then ended, and the financial highlights for each of the periods presented in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the periods presented in the two year period then ended, and the financial highlights for each of the periods presented in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
March 15, 2004

                                                                 The Flex-funds

Statement of Assets & Liabilities
December 31, 2003
--------------------------------------------------------------------------------

                                                               Money
                                                              Market
                                                             Portfolio
                                                            ------------
        Assets
        Investments, at value*                              $170,270,855
        Repurchase agreements, at value*                      26,351,000
        Trustee deferred compensation investments, at value       60,366
        Cash                                                         748
        Interest and dividend receivable                       1,467,815
        Prepaid expenses/other assets                                778
        ----------------------------------------------------------------
        Total Assets                                         198,151,562
        ----------------------------------------------------------------

        Liabilities
        Payable for securities purchased                       3,704,289
        Payable for Trustee Deferred Compensation Plan            60,366
        Payable to investment advisor                             24,754
        Accrued fund accounting fees                               5,261
        Other accrued liabilities                                 10,925
        ----------------------------------------------------------------
        Total Liabilities                                      3,805,595
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        Total Net Assets                                    $194,345,967
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        * Investments, at cost                              $196,621,855
        ----------------------------------------------------------------

See accompanying notes to financial statements.

The Flex-funds

Statement of Operations
For the Year Ended December 31, 2003
--------------------------------------------------------------------------------

                                                               Money
                                                              Market
                                                             Portfolio
                                                            ----------
         Investment Income
         Interest                                           $2,800,152
         --------------------------------------------------------------
         Total Investment Income                             2,800,152
         --------------------------------------------------------------

         Expenses
         Investment advisor                                    668,771
         Fund accounting                                        57,751
         Trustee                                                 8,583
         Audit                                                   6,168
         Custodian                                               8,322
         Legal                                                   4,081
         Insurance                                               1,824
         Other                                                   1,482
         --------------------------------------------------------------
         Total Expenses Before Reductions                      756,982
         --------------------------------------------------------------

         Investment advisor fees waived                       (374,508)
         --------------------------------------------------------------
         Total Net Expenses                                    382,474
         --------------------------------------------------------------
         --------------------------------------------------------------
         Net Investment Income                               2,417,678
         --------------------------------------------------------------
         --------------------------------------------------------------
         Net Change in Net Assets Resulting from Operations $2,417,678
         --------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

Statements of Changes in Net Assets
For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                           Money Market Portfolio
                                                                                        ----------------------------
                                                                                             2003           2002
                                                                                        -------------  -------------
Operations
Net investment income                                                                   $   2,417,678  $   4,658,599
---------------------------------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                                          2,417,678      4,658,599
---------------------------------------------------------------------------------------------------------------------

Transactions of Investors' Beneficial Interests
Contributions                                                                             245,964,298    325,392,543
Withdrawals                                                                              (264,913,444)  (389,503,659)
---------------------------------------------------------------------------------------------------------------------
Net change in net assets resulting from transactions of investors' beneficial interests   (18,949,146)   (64,111,116)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Total Change in Net Assets                                                                (16,531,468)   (59,452,517)
---------------------------------------------------------------------------------------------------------------------

Net Assets -- Beginning of Period                                                         210,877,435    270,329,952
---------------------------------------------------------------------------------------------------------------------
Net Assets -- End of Period                                                             $ 194,345,967  $ 210,877,435
---------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Money Market Portfolio

                                                            2003     2002     2001     2000      1999
                                                          -------- -------- -------- -------- ----------
Total Return                                                 1.17%    1.83%    4.54%    6.61%      5.37%

Net assets, end of period ($000)                          $194,346 $210,877 $270,330 $297,206 $1,104,197
Ratio of net expenses to average net assets                  0.18%    0.20%    0.21%    0.19%      0.18%
Ratio of net investment income to average net assets         1.16%    1.83%    4.26%    6.05%      5.07%
Ratio of expenses to average net assets before reductions    0.36%    0.36%    0.35%    0.30%      0.30%

See accompanying notes to financial statements.

                                                                 The Flex-funds

Notes to Financial Statements
December 31, 2003
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

The Money Market Fund (the "Fund") invests all of its investable assets in a corresponding open-end management investment company (a "Portfolio") having the same investment objective as the Fund. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-ended management investment company, which was organized as a trust under the laws of the State of New York. For federal income tax purposes the Portfolio qualifies as a partnership, and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio pays no income dividend or capital gain distribution.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation. Money market securities held in the Portfolio are valued at amortized cost, which approximates value. In compliance with Rule 2a-7 of the 1940 Act, the amortized values are compared to prices obtained from independent pricing services that use valuation techniques approved by the Board of Trustees ("Trustees").

Repurchase agreements. The Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

Federal income taxes. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is the Portfolio's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

Other. The Portfolio records security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the "Plan"), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in shares of The Flex-funds. Deferred amounts remain in the Portfolio until distributed in accordance with the Plan.

2.  Investment Transactions

As of December 31, 2003, the aggregate cost basis of investments for federal income tax purposes was $196,621,855.

3.  Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. ("Meeder"), provides the Portfolio with investment management, research, statistical and advisory services. For such services the Portfolio pays a fee at the following annual rates: 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the year ended December 31, 2003, MAM agreed to reduce $374,508 of investment advisory fees in the Portfolio.

Mutual Funds Service Co. ("MFSCo"), a wholly owned subsidiary of Meeder, serves as accounting services agent for the Portfolio. In compensation for such services, the Portfolio pays MFSCo an annual fee equal to the greater of:

    a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

    b. $30,000.

The Flex-funds

                         Independent Auditors' Report

To the Shareholders and The Board of Trustees of the Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities of the Money Market Portfolio (the Portfolio), including the schedule of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the periods presented in the two year period then ended, and the financial highlights for each of the periods presented in the five year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the periods presented in the two year period then ended, and the financial highlights for each of the periods presented in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
March 15, 2004

                                                                 The Flex-funds

Trustees and Officers
--------------------------------------------------------------------------------

Certain trustees and officers of the Portfolio are also officers or directors of Meeder, MAM and MFSCo. The Trustees oversee the management of the Trust, the Fund, and the Portfolio and elect their officers. The officers are responsible for the Fund's and the Portfolio's day-to-day operations. The Trustees' and officers' names, addresses, years of birth, positions held with the Trust, and length of service as a Flex-funds Trustee are listed below. Also included is each Board member's principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by MAM, including The Flex-funds, Meeder Advisor Funds, and the corresponding portfolios of The Flex-funds and Meeder Advisor Funds (collectively, the "Fund Complex"). Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

                                                                             Principal Occupation During
Name, Address(1), and Year of Birth Position and Length of Service(2)              Past Five Years
----------------------------------- --------------------------------- ------------------------------------------
      Robert S. Meeder, Sr.*           Trustee and President          Chairman of Meeder Asset Management,
      Year of Birth: 1929                                             Inc., an investment advisor; Chairman and
                                                                      Director of Mutual Funds Service Co., the
                                                                      Fund Complex's transfer agent; Director
                                                                      of Adviser Dealer Services, Inc., the Fund
                                                                      Complex's Distributor.

      Milton S. Bartholomew            Trustee                        Retired; formerly a practicing attorney in
      Year of Birth: 1929                                             Columbus, Ohio; member of the Fund
                                                                      Complex's Audit Committee.

      Roger D. Blackwell               Trustee                        Professor of Marketing and Consumer
      Year of Birth: 1940                                             Behavior, The Ohio State University;
                                                                      President of Blackwell Associates, Inc., a
                                                                      strategic consulting firm.

      Robert S. Meeder, Jr.*           Trustee and Vice President     President of Meeder Asset Management,
      Year of Birth: 1961                                             Inc.

      Walter L. Ogle                   Trustee                        Retired; formerly Executive Vice President
      Year of Birth: 1937                                             of Aon Consulting, an employee benefits
                                                                      consulting group; member of the Fund
                                                                      Complex's Audit Committee.

      Charles A. Donabedian            Trustee                        President, Winston Financial, Inc., which
      Year of Birth: 1943                                             provides a variety of marketing consulting
                                                                      services to investment management
                                                                      companies; CEO, Winston Advisors, Inc.,
                                                                      an investment advisor; member of the
                                                                      Fund Complex's Audit Committee.

      James W. Didion                  Trustee                        Retired; formerly Executive Vice President
      Year of Birth: 1930                                             of Core Source, Inc., an employee benefit
                                                                      and Workers' Compensation
                                                                      administration and consulting firm (1991 -
                                                                      1997).

      Jack W. Nicklaus                 Trustee                        Designer, Nicklaus Design, a golf course
      Year of Birth: 1961                                             design firm and division of The Nicklaus
                                                                      Companies.

(1) The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
(2) Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.
* Robert S. Meeder, Sr. is deemed an "interested person" of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolio. Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolio.

The Flex-funds

Manager and Investment Advisor:
Meeder Asset Management, Inc
6125 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

Board of Trustees
Milton S. Bartholomew
Dr. Roger D. Blackwell
James Didion
Charles Donabedian
Robert S. Meeder, Sr.
Robert S. Meeder, Jr.
Jack Nicklaus II
Walter L. Ogle

Custodian
The Huntington National Bank
Columbus, Ohio 43215

Transfer Agent Dividend Disbursing Agent
Mutual Funds Service Co.
6125 Memorial Drive
Dublin, Ohio 43017

Auditors
KPMG LLP
Columbus, Ohio 43215

The Flex-funds

Managed by Meeder Asset Management, Inc.
6125 Memorial Drive, Dublin Ohio, 43017
Call Toll Free 800-325-3539 | 614-760-2159
Fax: 614-766-6669 | www.flexfunds.com
Email: flexfunds@meederfinancial.com

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.  Audit Committee Financial Expert.

Currently, The Flex-funds (the "Funds") do not have an Audit Committee member who possesses all of the attributes required to be an "audit committee financial expert" as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Funds' financial statements, supervise the Funds' preparation of its financial statements, and oversee the work of the Funds' independent auditors. The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an "audit committee financial expert", the Audit Committee members collectively as a group possess the attributes required to be an "audit committee financial expert."

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                         2003             2002

           Audit Fees                  $54,196          $103,377
           Audit-Related Fees               --                --
           Tax Fees                     20,153            24,365
           All Other Fees                2,027             3,530

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements. Tax fees include amounts related to tax compliance, tax planning, and tax advice. All other fees include amounts related to the registrant's annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant's independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant's investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 100% of services included in (b) - (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $14,000 and $21,700, respectively.

(h) Not applicable.

Items 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.  Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Flex-funds

By:      /s/ Bruce E. McKibben
         -----------------------------------
         Bruce E. McKibben, Treasurer

Date:    March 15, 2004
         -----------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Bruce E. McKibben
         -----------------------------------
         Bruce E. McKibben, Treasurer

Date:    March 15, 2004
         -----------------------------------


By:      /s/ Robert S. Meeder, Sr.
         -----------------------------------
         Robert S. Meeder, Sr., Chairman and President

Date:    March 15,2004
         -----------------------------------